REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account
and Board of Directors of
New England Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2023, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights in Note 6 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2023, and the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 27, 2024

We have served as the Separate Account's auditor since 1996.

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NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account
Assets:
Investments at fair value	$52,287,900	$339,210,966	$180,642,499	$12,137,446
Due from New England Life Insurance Company	1,382	—	1,563	921
Total Assets	52,289,282	339,210,966	180,644,062	12,138,367
Liabilities:
Accrued fees	44	17	31	63
Due to New England Life Insurance Company	—	9,789	—	—
Total Liabilities	44	9,806	31	63
Net Assets	$52,289,238	$339,201,160	$180,644,031	$12,138,304

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Global Equity Sub-Account
Assets:
Investments at fair value	$538,926,044	$6,271,012	$15,566,937	$41,412,840	$12,341,833
Due from New England Life Insurance Company	—	35	—	—	—
Total Assets	538,926,044	6,271,047	15,566,937	41,412,840	12,341,833
Liabilities:
Accrued fees	—	45	136	53	95
Due to New England Life Insurance Company	14,579	—	1,255	6,906	127
Total Liabilities	14,579	45	1,391	6,959	222
Net Assets	$538,911,465	$6,271,002	$15,565,546	$41,405,881	$12,341,611

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account
Assets:
Investments at fair value	$7,652,531	$46,987,762	$82,395,531	$27,268,469	$8,555,798
Due from New England Life Insurance Company	—	—	—	—	96
Total Assets	7,652,531	46,987,762	82,395,531	27,268,469	8,555,894
Liabilities:
Accrued fees	93	37	27	68	113
Due to New England Life Insurance Company	13	488	3,054	2,880	—
Total Liabilities	106	525	3,081	2,948	113
Net Assets	$7,652,425	$46,987,237	$82,392,450	$27,265,521	$8,555,781

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI PIMCO Total Return Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account
Assets:
Investments at fair value	$40,622,267	$6,523,141	$10,019,580	$43,309,290	$33,061,968
Due from New England Life Insurance Company	8,969	—	—	—	—
Total Assets	40,631,236	6,523,141	10,019,580	43,309,290	33,061,968
Liabilities:
Accrued fees	44	74	120	37	79
Due to New England Life Insurance Company	—	1	54	6,527	22
Total Liabilities	44	75	174	6,564	101
Net Assets	$40,631,192	$6,523,066	$10,019,406	$43,302,726	$33,061,867

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra- Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account
Assets:
Investments at fair value	$22,996,061	$116,197,558	$278,962,549	$30,427,384	$3,975,429
Due from New England Life Insurance Company	548	10,461	—	—	—
Total Assets	22,996,609	116,208,019	278,962,549	30,427,384	3,975,429
Liabilities:
Accrued fees	93	11	12	62	90
Due to New England Life Insurance Company	—	—	11,116	70,287	59
Total Liabilities	93	11	11,128	70,349	149
Net Assets	$22,996,516	$116,208,008	$278,951,421	$30,357,035	$3,975,280

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Wellington Balanced Sub-Account
Assets:
Investments at fair value	$6,823,090	$46,862,842	$58,332,422	$116,735,222	$11,578,341
Due from New England Life Insurance Company	—	656	—	—	—
Total Assets	6,823,090	46,863,498	58,332,422	116,735,222	11,578,341
Liabilities:
Accrued fees	75	7	51	24	81
Due to New England Life Insurance Company	777	—	1,211	56,556	583
Total Liabilities	852	7	1,262	56,580	664
Net Assets	$6,822,238	$46,863,491	$58,331,160	$116,678,642	$11,577,677

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account
Assets:
Investments at fair value	$328,390,811	$3,633,543	$27,918,551	$151,647,343	$11,520,105
Due from New England Life Insurance Company	1,223	—	—	381	—
Total Assets	328,392,034	3,633,543	27,918,551	151,647,724	11,520,105
Liabilities:
Accrued fees	29	83	60	11	83
Due to New England Life Insurance Company	—	299	704	—	285
Total Liabilities	29	382	764	11	368
Net Assets	$328,392,005	$3,633,161	$27,917,787	$151,647,713	$11,519,737

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account
Assets:
Investments at fair value	$134,935,287	$29,256,523	$13,258,554	$26,171,532	$246,548,553
Due from New England Life Insurance Company	791	4,955	3,223	8,846	53,250
Total Assets	134,936,078	29,261,478	13,261,777	26,180,378	246,601,803
Liabilities:
Accrued fees	147	53	97	56	—
Due to New England Life Insurance Company	—	—	—	—	—
Total Liabilities	147	53	97	56	—
Net Assets	$134,935,931	$29,261,425	$13,261,680	$26,180,322	$246,601,803

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account
Assets:
Investments at fair value	$80,885,688	$98,371,527	$62,135,483	$40,654,004	$15,137,087
Due from New England Life Insurance Company	14,548	1,548	—	—	—
Total Assets	80,900,236	98,373,075	62,135,483	40,654,004	15,137,087
Liabilities:
Accrued fees	32	44	40	24	110
Due to New England Life Insurance Company	—	—	5,581	1,020	2,894
Total Liabilities	32	44	5,621	1,044	3,004
Net Assets	$80,900,204	$98,373,031	$62,129,862	$40,652,960	$15,134,083

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2023

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	Fidelity® VIP Equity-Income Sub-Account
Assets:
Investments at fair value	$38,199,101	$9,919,352	$123,375,571
Due from New England Life Insurance Company	—	3,577	—
Total Assets	38,199,101	9,922,929	123,375,571
Liabilities:
Accrued fees	50	128	24
Due to New England Life Insurance Company	1,046	—	4,040
Total Liabilities	1,096	128	4,064
Net Assets	$38,198,005	$9,922,801	$123,371,507

The accompanying notes are an integral part of these financial statements.

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NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the years ended December 31, 2023, 2022 and 2021

	American Funds® Global Small Capitalization Sub-Account			American Funds® Growth Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$130,645	$—	$—	$1,098,331	$970,566	$827,094
Expenses:
Mortality and expense risk charges	158,629	170,738	241,149	957,159	977,491	1,224,094
Net investment income (loss)	(27,984)	(170,738)	(241,149)	141,172	(6,925)	(397,000)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	657,255	18,111,072	1,686,667	17,132,075	43,947,682	48,179,469
Realized gains (losses) on sale of investments	(883,962)	(20,991)	1,637,425	4,014,619	5,349,434	11,213,112
Net realized gains (losses)	(226,707)	18,090,081	3,324,092	21,146,694	49,297,116	59,392,581
Change in unrealized gains (losses) on investments	7,597,660	(39,165,142)	1,538,868	75,773,012	(167,850,552)	14,593,424
Net realized and changes in unrealized gains (losses) on investments	7,370,953	(21,075,061)	4,862,960	96,919,706	(118,553,436)	73,986,005
Net increase (decrease) in net assets resulting from operations	$7,342,969	$(21,245,799)	$4,621,811	$97,060,878	$(118,560,361)	$73,589,005

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$2,282,006	$2,090,429	$2,062,924
Expenses:
Mortality and expense risk charges	434,919	441,492	500,463
Net investment income (loss)	1,847,087	1,648,937	1,562,461
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	8,757,467	16,193,636	1,793,068
Realized gains (losses) on sale of investments	2,793,135	2,241,960	3,861,918
Net realized gains (losses)	11,550,602	18,435,596	5,654,986
Change in unrealized gains (losses) on investments	24,911,175	(52,328,246)	31,445,885
Net realized and changes in unrealized gains (losses) on investments	36,461,777	(33,892,650)	37,100,871
Net increase (decrease) in net assets resulting from operations	$38,308,864	$(32,243,713)	$38,663,332

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	American Funds® The Bond Fund of America Sub-Account			BHFTI Brighthouse Asset Allocation 100 Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$408,243	$335,085	$175,114	$14,926,385	$8,416,448	$8,097,022
Expenses:
Mortality and expense risk charges	28,183	28,413	29,501	2,901,373	2,977,133	3,569,219
Net investment income (loss)	380,060	306,672	145,613	12,025,012	5,439,315	4,527,803
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	126,109	507,228	75,080,164	45,142,769	45,566,407
Realized gains (losses) on sale of investments	(533,180)	(163,959)	25,502	(3,761,338)	(138,847)	7,529,379
Net realized gains (losses)	(533,180)	(37,850)	532,730	71,318,826	45,003,922	53,095,786
Change in unrealized gains (losses) on investments	724,680	(1,880,095)	(745,500)	10,705,133	(177,748,937)	40,970,858
Net realized and changes in unrealized gains (losses) on investments	191,500	(1,917,945)	(212,770)	82,023,959	(132,745,015)	94,066,644
Net increase (decrease) in net assets resulting from operations	$571,560	$(1,611,273)	$(67,157)	$94,048,971	$(127,305,700)	$98,594,447

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$50,574	$43,730	$57,864
Expenses:
Mortality and expense risk charges	12,630	12,060	12,443
Net investment income (loss)	37,944	31,670	45,421
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	331,538	1,278,095	657,766
Realized gains (losses) on sale of investments	(54,482)	57,429	334,160
Net realized gains (losses)	277,056	1,335,524	991,926
Change in unrealized gains (losses) on investments	1,031,175	(2,703,636)	435,858
Net realized and changes in unrealized gains (losses) on investments	1,308,231	(1,368,112)	1,427,784
Net increase (decrease) in net assets resulting from operations	$1,346,175	$(1,336,442)	$1,473,205

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI CBRE Global Real Estate Sub-Account			BHFTI Harris Oakmark International Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$409,071	$743,263	$557,161	$848,613	$920,948	$399,130
Expenses:
Mortality and expense risk charges	43,605	50,742	56,412	128,917	124,566	158,312
Net investment income (loss)	365,466	692,521	500,749	719,696	796,382	240,818
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,617,137	—	—	2,033,379	—
Realized gains (losses) on sale of investments	(392,852)	(26,108)	59,344	(352,346)	(431,538)	116,191
Net realized gains (losses)	(392,852)	1,591,029	59,344	(352,346)	1,601,841	116,191
Change in unrealized gains (losses) on investments	1,767,000	(7,372,683)	4,798,833	6,417,754	(9,627,213)	3,311,472
Net realized and changes in unrealized gains (losses) on investments	1,374,148	(5,781,654)	4,858,177	6,065,408	(8,025,372)	3,427,663
Net increase (decrease) in net assets resulting from operations	$1,739,614	$(5,089,133)	$5,358,926	$6,785,104	$(7,228,990)	$3,668,481

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$41,916	$—	$18,941
Expenses:
Mortality and expense risk charges	40,691	39,524	53,939
Net investment income (loss)	1,225	(39,524)	(34,998)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	648,429	1,571,883	600,555
Realized gains (losses) on sale of investments	66,520	70,482	426,057
Net realized gains (losses)	714,949	1,642,365	1,026,612
Change in unrealized gains (losses) on investments	2,570,376	(6,388,249)	1,099,561
Net realized and changes in unrealized gains (losses) on investments	3,285,325	(4,745,884)	2,126,173
Net increase (decrease) in net assets resulting from operations	$3,286,550	$(4,785,408)	$2,091,175

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Invesco Small Cap Growth Sub-Account			BHFTI Loomis Sayles Growth Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$—	$—	$93,139
Expenses:
Mortality and expense risk charges	28,874	32,117	48,274	145,164	132,292	166,298
Net investment income (loss)	(28,874)	(32,117)	(48,274)	(145,164)	(132,292)	(73,159)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,403,133	2,186,259	2,399,559	3,262,664	1,420,375
Realized gains (losses) on sale of investments	(416,122)	(194,674)	223,345	246,734	73,607	587,534
Net realized gains (losses)	(416,122)	2,208,459	2,409,604	2,646,293	3,336,271	2,007,909
Change in unrealized gains (losses) on investments	1,278,264	(6,256,538)	(1,645,865)	13,901,361	(16,504,645)	5,746,471
Net realized and changes in unrealized gains (losses) on investments	862,142	(4,048,079)	763,739	16,547,654	(13,168,374)	7,754,380
Net increase (decrease) in net assets resulting from operations	$833,268	$(4,080,196)	$715,465	$16,402,490	$(13,300,666)	$7,681,221

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$1,403,366	$1,684,880	$1,122,785
Expenses:
Mortality and expense risk charges	405,778	409,679	498,091
Net investment income (loss)	997,588	1,275,201	624,694
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,566,075	5,501,782	3,447,147
Realized gains (losses) on sale of investments	(71,505)	25,255	1,011,799
Net realized gains (losses)	1,494,570	5,527,037	4,458,946
Change in unrealized gains (losses) on investments	6,967,719	(24,230,105)	5,377,123
Net realized and changes in unrealized gains (losses) on investments	8,462,289	(18,703,068)	9,836,069
Net increase (decrease) in net assets resulting from operations	$9,459,877	$(17,427,867)	$10,460,763

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Morgan Stanley Discovery Sub-Account			BHFTI PIMCO Inflation Protected Bond Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$205,404	$628,934	$92,944
Expenses:
Mortality and expense risk charges	103,366	134,277	307,048	29,756	31,966	31,418
Net investment income (loss)	(103,366)	(134,277)	(307,048)	175,648	596,968	61,526
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	12,119,639	32,315,683	—	—	—
Realized gains (losses) on sale of investments	(3,845,889)	(2,199,256)	3,713,447	(141,547)	(37,379)	59,489
Net realized gains (losses)	(3,845,889)	9,920,383	36,029,130	(141,547)	(37,379)	59,489
Change in unrealized gains (losses) on investments	12,008,874	(45,227,264)	(42,557,438)	257,421	(1,796,201)	379,963
Net realized and changes in unrealized gains (losses) on investments	8,162,985	(35,306,881)	(6,528,308)	115,874	(1,833,580)	439,452
Net increase (decrease) in net assets resulting from operations	$8,059,619	$(35,441,158)	$(6,835,356)	$291,522	$(1,236,612)	$500,978

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$1,279,281	$1,431,133	$1,053,425
Expenses:
Mortality and expense risk charges	112,395	131,989	157,540
Net investment income (loss)	1,166,886	1,299,144	895,885
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	2,184,245
Realized gains (losses) on sale of investments	(1,018,097)	(500,056)	30,117
Net realized gains (losses)	(1,018,097)	(500,056)	2,214,362
Change in unrealized gains (losses) on investments	2,191,362	(8,271,136)	(3,894,298)
Net realized and changes in unrealized gains (losses) on investments	1,173,265	(8,771,192)	(1,679,936)
Net increase (decrease) in net assets resulting from operations	$2,340,151	$(7,472,048)	$(784,051)

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI SSGA Growth and Income ETF Sub-Account			BHFTI SSGA Growth ETF Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$159,346	$218,702	$149,152	$196,566	$282,061	$167,385
Expenses:
Mortality and expense risk charges	22,974	24,366	26,165	25,018	26,259	29,871
Net investment income (loss)	136,372	194,336	122,987	171,548	255,802	137,514
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,086,693	335,731	489,064	1,569,298	526,066
Realized gains (losses) on sale of investments	(125,788)	(53,547)	77,936	(68,689)	(23,412)	116,257
Net realized gains (losses)	(125,788)	1,033,146	413,667	420,375	1,545,886	642,323
Change in unrealized gains (losses) on investments	802,727	(2,423,364)	398,775	789,474	(3,493,471)	862,021
Net realized and changes in unrealized gains (losses) on investments	676,939	(1,390,218)	812,442	1,209,849	(1,947,585)	1,504,344
Net increase (decrease) in net assets resulting from operations	$813,311	$(1,195,882)	$935,429	$1,381,397	$(1,691,783)	$1,641,858

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	156,670	164,336	203,779
Net investment income (loss)	(156,670)	(164,336)	(203,779)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,040,103	7,222,791	4,663,975
Realized gains (losses) on sale of investments	(458,712)	(201,910)	949,814
Net realized gains (losses)	1,581,391	7,020,881	5,613,789
Change in unrealized gains (losses) on investments	6,038,575	(19,204,582)	1,929,300
Net realized and changes in unrealized gains (losses) on investments	7,619,966	(12,183,701)	7,543,089
Net increase (decrease) in net assets resulting from operations	$7,463,296	$(12,348,037)	$7,339,310

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Victory Sycamore Mid Cap Value Sub-Account			BHFTII Baillie Gifford International Stock Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$522,750	$601,618	$411,121	$293,276	$261,782	$309,560
Expenses:
Mortality and expense risk charges	106,748	107,648	105,049	88,647	91,592	132,658
Net investment income (loss)	416,002	493,970	306,072	204,629	170,190	176,902
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,491,167	3,748,647	844,390	—	2,036,320	3,184,626
Realized gains (losses) on sale of investments	140,019	281,260	585,548	(273,679)	(134,173)	497,652
Net realized gains (losses)	3,631,186	4,029,907	1,429,938	(273,679)	1,902,147	3,682,278
Change in unrealized gains (losses) on investments	(1,032,598)	(5,469,522)	6,647,433	3,729,316	(10,902,687)	(4,193,102)
Net realized and changes in unrealized gains (losses) on investments	2,598,588	(1,439,615)	8,077,371	3,455,637	(9,000,540)	(510,824)
Net increase (decrease) in net assets resulting from operations	$3,014,590	$(945,645)	$8,383,443	$3,660,266	$(8,830,350)	$(333,922)

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$3,641,526	$3,564,318	$3,828,492
Expenses:
Mortality and expense risk charges	246,669	269,103	325,715
Net investment income (loss)	3,394,857	3,295,215	3,502,777
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	145,975	2,720,112
Realized gains (losses) on sale of investments	(1,553,621)	(647,922)	169,679
Net realized gains (losses)	(1,553,621)	(501,947)	2,889,791
Change in unrealized gains (losses) on investments	4,409,293	(22,538,349)	(7,447,633)
Net realized and changes in unrealized gains (losses) on investments	2,855,672	(23,040,296)	(4,557,842)
Net increase (decrease) in net assets resulting from operations	$6,250,529	$(19,745,081)	$(1,055,065)

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII BlackRock Capital Appreciation Sub-Account			BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$102,766	$—	$—	$488,317	$—	$113,968
Expenses:
Mortality and expense risk charges	1,360,423	1,375,694	1,835,567	104,666	106,458	119,049
Net investment income (loss)	(1,257,657)	(1,375,694)	(1,835,567)	383,651	(106,458)	(5,081)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,750,959	66,222,760	42,164,205	562	—	—
Realized gains (losses) on sale of investments	(195,928)	606,067	9,790,169	120,366	(25,939)	(40,897)
Net realized gains (losses)	4,555,031	66,828,827	51,954,374	120,928	(25,939)	(40,897)
Change in unrealized gains (losses) on investments	91,739,483	(193,592,211)	10,358,535	837,071	444,097	(137,927)
Net realized and changes in unrealized gains (losses) on investments	96,294,514	(126,763,384)	62,312,909	957,999	418,158	(178,824)
Net increase (decrease) in net assets resulting from operations	$95,036,857	$(128,139,078)	$60,477,342	$1,341,650	$311,700	$(183,905)

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 20 Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$144,805	$133,127	$143,413
Expenses:
Mortality and expense risk charges	13,043	14,432	15,812
Net investment income (loss)	131,762	118,695	127,601
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	85,512	122,159	56,068
Realized gains (losses) on sale of investments	(91,178)	(49,076)	17,468
Net realized gains (losses)	(5,666)	73,083	73,536
Change in unrealized gains (losses) on investments	152,935	(778,836)	(46,349)
Net realized and changes in unrealized gains (losses) on investments	147,269	(705,753)	27,187
Net increase (decrease) in net assets resulting from operations	$279,031	$(587,058)	$154,788

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse Asset Allocation 40 Sub-Account			BHFTII Brighthouse Asset Allocation 60 Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$247,344	$218,838	$247,552	$1,541,388	$1,129,948	$1,278,945
Expenses:
Mortality and expense risk charges	27,014	29,800	33,029	146,620	153,765	185,566
Net investment income (loss)	220,330	189,038	214,523	1,394,768	976,183	1,093,379
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	343,721	413,519	299,414	3,736,430	3,550,091	2,850,809
Realized gains (losses) on sale of investments	(212,069)	(56,415)	35,973	(804,829)	(239,759)	482,313
Net realized gains (losses)	131,652	357,104	335,387	2,931,601	3,310,332	3,333,122
Change in unrealized gains (losses) on investments	334,433	(1,762,312)	49,850	1,415,347	(12,632,762)	1,151,075
Net realized and changes in unrealized gains (losses) on investments	466,085	(1,405,208)	385,237	4,346,948	(9,322,430)	4,484,197
Net increase (decrease) in net assets resulting from operations	$686,415	$(1,216,170)	$599,760	$5,741,716	$(8,346,247)	$5,577,576

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$2,021,684	$1,388,815	$1,542,505
Expenses:
Mortality and expense risk charges	166,708	194,152	229,083
Net investment income (loss)	1,854,976	1,194,663	1,313,422
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,149,064	6,244,368	5,295,572
Realized gains (losses) on sale of investments	(1,685,923)	(114,824)	1,465,096
Net realized gains (losses)	5,463,141	6,129,544	6,760,668
Change in unrealized gains (losses) on investments	2,246,176	(21,495,782)	2,914,862
Net realized and changes in unrealized gains (losses) on investments	7,709,317	(15,366,238)	9,675,530
Net increase (decrease) in net assets resulting from operations	$9,564,293	$(14,171,575)	$10,988,952

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account			BHFTII Brighthouse/Wellington Balanced Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$927,979	$1,095,200	$1,131,134	$245,070	$208,567	$244,532
Expenses:
Mortality and expense risk charges	456,982	476,468	519,330	42,925	47,772	49,473
Net investment income (loss)	470,997	618,732	611,804	202,145	160,795	195,059
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	14,076,447	16,544,669	2,576,497	86,178	1,626,700	1,143,414
Realized gains (losses) on sale of investments	(171,719)	732,757	1,888,121	(238,090)	(60,503)	177,142
Net realized gains (losses)	13,904,728	17,277,426	4,464,618	(151,912)	1,566,197	1,320,556
Change in unrealized gains (losses) on investments	3,987,483	(34,320,495)	22,673,413	1,775,683	(4,136,507)	167,574
Net realized and changes in unrealized gains (losses) on investments	17,892,211	(17,043,069)	27,138,031	1,623,771	(2,570,310)	1,488,130
Net increase (decrease) in net assets resulting from operations	$18,363,208	$(16,424,337)	$27,749,835	$1,825,916	$(2,409,515)	$1,683,189

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$4,588,149	$4,868,454	$4,711,850
Expenses:
Mortality and expense risk charges	1,499,298	1,574,023	1,605,434
Net investment income (loss)	3,088,851	3,294,431	3,106,416
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	33,871,954	59,915,992	17,205,391
Realized gains (losses) on sale of investments	(387,896)	2,949,859	5,060,887
Net realized gains (losses)	33,484,058	62,865,851	22,266,278
Change in unrealized gains (losses) on investments	(14,588,774)	(86,773,989)	47,479,015
Net realized and changes in unrealized gains (losses) on investments	18,895,284	(23,908,138)	69,745,293
Net increase (decrease) in net assets resulting from operations	$21,984,135	$(20,613,707)	$72,851,709

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Frontier Mid Cap Growth Sub-Account			BHFTII Jennison Growth Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$—	$—	$—
Expenses:
Mortality and expense risk charges	12,713	13,686	18,850	78,479	75,460	102,499
Net investment income (loss)	(12,713)	(13,686)	(18,850)	(78,479)	(75,460)	(102,499)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,056,987	703,181	—	4,982,376	5,942,697
Realized gains (losses) on sale of investments	(119,184)	45,769	184,980	(557,045)	(98,698)	1,096,395
Net realized gains (losses)	(119,184)	1,102,756	888,161	(557,045)	4,883,678	7,039,092
Change in unrealized gains (losses) on investments	701,765	(2,540,740)	(146,399)	9,962,400	(16,457,324)	(2,405,986)
Net realized and changes in unrealized gains (losses) on investments	582,581	(1,437,984)	741,762	9,405,355	(11,573,646)	4,633,106
Net increase (decrease) in net assets resulting from operations	$569,868	$(1,451,670)	$722,912	$9,326,876	$(11,649,106)	$4,530,607

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$275,380	$—	$138,063
Expenses:
Mortality and expense risk charges	757,477	769,294	897,202
Net investment income (loss)	(482,097)	(769,294)	(759,139)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,711,908	27,155,996	10,030,580
Realized gains (losses) on sale of investments	(400,832)	259,374	2,578,912
Net realized gains (losses)	6,311,076	27,415,370	12,609,492
Change in unrealized gains (losses) on investments	16,600,180	(53,255,762)	19,683,798
Net realized and changes in unrealized gains (losses) on investments	22,911,256	(25,840,392)	32,293,290
Net increase (decrease) in net assets resulting from operations	$22,429,159	$(26,609,686)	$31,534,151

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Loomis Sayles Small Cap Growth Sub-Account			BHFTII MetLife Aggregate Bond Index Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$3,876,437	$3,909,531	$4,044,670
Expenses:
Mortality and expense risk charges	34,199	35,715	47,277	42,147	46,252	53,307
Net investment income (loss)	(34,199)	(35,715)	(47,277)	3,834,290	3,863,279	3,991,363
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,534,248	1,357,137	—	—	—
Realized gains (losses) on sale of investments	(167,943)	(116,295)	364,263	(829,964)	(540,957)	66,876
Net realized gains (losses)	(167,943)	2,417,953	1,721,400	(829,964)	(540,957)	66,876
Change in unrealized gains (losses) on investments	1,440,779	(5,879,202)	(312,042)	3,665,287	(23,712,910)	(7,259,919)
Net realized and changes in unrealized gains (losses) on investments	1,272,836	(3,461,249)	1,409,358	2,835,323	(24,253,867)	(7,193,043)
Net increase (decrease) in net assets resulting from operations	$1,238,637	$(3,496,964)	$1,362,081	$6,669,613	$(20,390,588)	$(3,201,680)
The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$357,788	$308,195	$336,294
Expenses:
Mortality and expense risk charges	87,247	89,668	104,326
Net investment income (loss)	270,541	218,527	231,968
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,724,637	4,431,865	1,473,221
Realized gains (losses) on sale of investments	(44,305)	279,922	498,713
Net realized gains (losses)	1,680,332	4,711,787	1,971,934
Change in unrealized gains (losses) on investments	2,065,536	(9,289,302)	4,240,689
Net realized and changes in unrealized gains (losses) on investments	3,745,868	(4,577,515)	6,212,623
Net increase (decrease) in net assets resulting from operations	$4,016,409	$(4,358,988)	$6,444,591

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII MetLife MSCI EAFE® Index Sub-Account			BHFTII MetLife Russell 2000® Index Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$328,955	$478,128	$274,929	$322,533	$288,177	$330,731
Expenses:
Mortality and expense risk charges	46,027	44,831	53,546	87,983	96,665	121,124
Net investment income (loss)	282,928	433,297	221,383	234,550	191,512	209,607
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	337,177	—	423,987	4,756,901	1,664,113
Realized gains (losses) on sale of investments	121,372	34,964	198,888	(210,168)	163,904	606,450
Net realized gains (losses)	121,372	372,141	198,888	213,819	4,920,805	2,270,563
Change in unrealized gains (losses) on investments	1,650,975	(3,144,464)	1,059,914	3,258,870	(11,808,481)	1,763,886
Net realized and changes in unrealized gains (losses) on investments	1,772,347	(2,772,323)	1,258,802	3,472,689	(6,887,676)	4,034,449
Net increase (decrease) in net assets resulting from operations	$2,055,275	$(2,339,026)	$1,480,185	$3,707,239	$(6,696,164)	$4,244,056

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$3,139,618	$2,990,261	$3,826,059
Expenses:
Mortality and expense risk charges	1,142,947	1,171,006	1,292,656
Net investment income (loss)	1,996,671	1,819,255	2,533,403
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	14,830,258	20,771,100	15,518,641
Realized gains (losses) on sale of investments	5,561,050	6,069,742	7,627,524
Net realized gains (losses)	20,391,308	26,840,842	23,146,165
Change in unrealized gains (losses) on investments	28,806,197	(79,904,663)	36,517,099
Net realized and changes in unrealized gains (losses) on investments	49,197,505	(53,063,821)	59,663,264
Net increase (decrease) in net assets resulting from operations	$51,194,176	$(51,244,566)	$62,196,667

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII MFS® Total Return Sub-Account			BHFTII MFS® Value Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$1,722,414	$1,507,844	$1,706,398	$1,746,325	$1,673,941	$1,588,107
Expenses:
Mortality and expense risk charges	352,891	374,124	416,527	429,515	450,909	478,181
Net investment income (loss)	1,369,523	1,133,720	1,289,871	1,316,810	1,223,032	1,109,926
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,957,536	7,984,335	5,385,609	11,035,024	13,890,386	1,043,450
Realized gains (losses) on sale of investments	(39,248)	444,147	1,132,445	(468,760)	499,401	1,177,753
Net realized gains (losses)	3,918,288	8,428,482	6,518,054	10,566,264	14,389,787	2,221,203
Change in unrealized gains (losses) on investments	2,142,329	(18,843,588)	3,801,482	(4,846,838)	(22,738,342)	19,208,016
Net realized and changes in unrealized gains (losses) on investments	6,060,617	(10,415,106)	10,319,536	5,719,426	(8,348,555)	21,429,219
Net increase (decrease) in net assets resulting from operations	$7,430,140	$(9,281,386)	$11,609,407	$7,036,236	$(7,125,523)	$22,539,145

The accompanying notes are an integral part of these financial statements.

	BHFTII Neuberger Berman Genesis Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$77,413	$—	$55,032
Expenses:
Mortality and expense risk charges	205,437	213,162	253,201
Net investment income (loss)	(128,024)	(213,162)	(198,169)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,257,654	10,512,687	4,592,433
Realized gains (losses) on sale of investments	72,573	511,400	1,384,607
Net realized gains (losses)	5,330,227	11,024,087	5,977,040
Change in unrealized gains (losses) on investments	3,262,709	(25,418,813)	6,154,805
Net realized and changes in unrealized gains (losses) on investments	8,592,936	(14,394,726)	12,131,845
Net increase (decrease) in net assets resulting from operations	$8,464,912	$(14,607,888)	$11,933,676

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII T. Rowe Price Large Cap Growth Sub-Account			BHFTII T. Rowe Price Small Cap Growth Sub-Account
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$7,973	$31,350	$6,438
Expenses:
Mortality and expense risk charges	137,223	144,058	201,089	48,222	49,735	63,835
Net investment income (loss)	(137,223)	(144,058)	(201,089)	(40,249)	(18,385)	(57,397)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	7,814,609	5,692,620	348,430	2,653,440	1,922,258
Realized gains (losses) on sale of investments	(479,259)	(291,337)	1,394,173	(197,613)	(76,281)	488,707
Net realized gains (losses)	(479,259)	7,523,272	7,086,793	150,817	2,577,159	2,410,965
Change in unrealized gains (losses) on investments	14,262,991	(29,351,715)	2,486,955	2,665,411	(6,709,736)	(391,192)
Net realized and changes in unrealized gains (losses) on investments	13,783,732	(21,828,443)	9,573,748	2,816,228	(4,132,577)	2,019,773
Net increase (decrease) in net assets resulting from operations	$13,646,509	$(21,972,501)	$9,372,659	$2,775,979	$(4,150,962)	$1,962,376

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$2,511,310	$2,483,995	$1,790,123
Expenses:
Mortality and expense risk charges	124,569	137,073	160,532
Net investment income (loss)	2,386,741	2,346,922	1,629,591
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(746,615)	(247,833)	218,287
Net realized gains (losses)	(746,615)	(247,833)	218,287
Change in unrealized gains (losses) on investments	1,627,850	(10,074,671)	(684,367)
Net realized and changes in unrealized gains (losses) on investments	881,235	(10,322,504)	(466,080)
Net increase (decrease) in net assets resulting from operations	$3,267,976	$(7,975,582)	$1,163,511

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Western Asset Management U.S. Government Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$268,133	$232,310	$296,279
Expenses:
Mortality and expense risk charges	32,054	37,038	39,251
Net investment income (loss)	236,079	195,272	257,028
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(388,453)	(209,677)	(29,514)
Net realized gains (losses)	(388,453)	(209,677)	(29,514)
Change in unrealized gains (losses) on investments	562,638	(998,450)	(440,869)
Net realized and changes in unrealized gains (losses) on investments	174,185	(1,208,127)	(470,383)
Net increase (decrease) in net assets resulting from operations	$410,264	$(1,012,855)	$(213,355)

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Equity-Income Sub-Account
	2023	2022	2021
Investment Income:
Dividends	$2,271,318	$2,325,396	$2,393,853
Expenses:
Mortality and expense risk charges	635,204	662,699	683,326
Net investment income (loss)	1,636,114	1,662,697	1,710,527
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,409,348	4,076,430	13,972,177
Realized gains (losses) on sale of investments	753,228	700,293	1,652,671
Net realized gains (losses)	4,162,576	4,776,723	15,624,848
Change in unrealized gains (losses) on investments	5,657,334	(13,706,555)	9,544,818
Net realized and changes in unrealized gains (losses) on investments	9,819,910	(8,929,832)	25,169,666
Net increase (decrease) in net assets resulting from operations	$11,456,024	$(7,267,135)	$26,880,193

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023, 2022 and 2021

	American Funds® Global Small Capitalization Sub-Account			American Funds® Growth Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(27,984)	$(170,738)	$(241,149)	$141,172	$(6,925)	$(397,000)
Net realized gains (losses)	(226,707)	18,090,081	3,324,092	21,146,694	49,297,116	59,392,581
Change in unrealized gains (losses) on investments	7,597,660	(39,165,142)	1,538,868	75,773,012	(167,850,552)	14,593,424
Net increase (decrease) in net assets resulting from operations	7,342,969	(21,245,799)	4,621,811	97,060,878	(118,560,361)	73,589,005
Policy Transactions:
Premium payments received from policy owners	1,621,734	1,741,224	1,808,444	4,908,228	5,097,519	5,632,067
Net transfers (including fixed account)	(772,267)	(702,229)	(985,062)	(197,971)	(3,047,303)	(4,353,246)
Policy charges	(1,822,265)	(1,836,789)	(2,035,508)	(8,669,001)	(8,460,247)	(8,612,649)
Transfers for policy benefits and terminations	(2,244,726)	(1,951,657)	(2,602,645)	(17,536,924)	(13,617,980)	(15,729,072)
Net increase (decrease) in net assets resulting from policy transactions	(3,217,524)	(2,749,451)	(3,814,771)	(21,495,668)	(20,028,011)	(23,062,900)
Net increase (decrease) in net assets	4,125,445	(23,995,250)	807,040	75,565,210	(138,588,372)	50,526,105
Net Assets:
Beginning of year	48,163,793	72,159,043	71,352,003	263,635,950	402,224,322	351,698,217
End of year	$52,289,238	$48,163,793	$72,159,043	$339,201,160	$263,635,950	$402,224,322

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,847,087	$1,648,937	$1,562,461
Net realized gains (losses)	11,550,602	18,435,596	5,654,986
Change in unrealized gains (losses) on investments	24,911,175	(52,328,246)	31,445,885
Net increase (decrease) in net assets resulting from operations	38,308,864	(32,243,713)	38,663,332
Policy Transactions:
Premium payments received from policy owners	3,430,864	3,529,262	3,754,216
Net transfers (including fixed account)	899,294	118,965	(1,948,407)
Policy charges	(5,346,190)	(5,197,713)	(4,809,522)
Transfers for policy benefits and terminations	(10,436,870)	(7,424,684)	(7,840,369)
Net increase (decrease) in net assets resulting from policy transactions	(11,452,902)	(8,974,170)	(10,844,082)
Net increase (decrease) in net assets	26,855,962	(41,217,883)	27,819,250
Net Assets:
Beginning of year	153,788,069	195,005,952	167,186,702
End of year	$180,644,031	$153,788,069	$195,005,952

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	American Funds® The Bond Fund of America Sub-Account			BHFTI Brighthouse Asset Allocation 100 Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$380,060	$306,672	$145,613	$12,025,012	$5,439,315	$4,527,803
Net realized gains (losses)	(533,180)	(37,850)	532,730	71,318,826	45,003,922	53,095,786
Change in unrealized gains (losses) on investments	724,680	(1,880,095)	(745,500)	10,705,133	(177,748,937)	40,970,858
Net increase (decrease) in net assets resulting from operations	571,560	(1,611,273)	(67,157)	94,048,971	(127,305,700)	98,594,447
Policy Transactions:
Premium payments received from policy owners	380,848	344,384	388,495	10,920,812	11,683,804	12,288,920
Net transfers (including fixed account)	1,539,628	1,163,147	403,714	(2,488,314)	(1,683,580)	(3,816,093)
Policy charges	(387,477)	(349,783)	(312,899)	(14,020,218)	(14,352,594)	(15,065,131)
Transfers for policy benefits and terminations	(834,507)	(1,207,023)	(383,511)	(25,835,278)	(25,400,108)	(27,896,851)
Net increase (decrease) in net assets resulting from policy transactions	698,492	(49,275)	95,799	(31,422,998)	(29,752,478)	(34,489,155)
Net increase (decrease) in net assets	1,270,052	(1,660,548)	28,642	62,625,973	(157,058,178)	64,105,292
Net Assets:
Beginning of year	10,868,252	12,528,800	12,500,158	476,285,492	633,343,670	569,238,378
End of year	$12,138,304	$10,868,252	$12,528,800	$538,911,465	$476,285,492	$633,343,670

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$37,944	$31,670	$45,421
Net realized gains (losses)	277,056	1,335,524	991,926
Change in unrealized gains (losses) on investments	1,031,175	(2,703,636)	435,858
Net increase (decrease) in net assets resulting from operations	1,346,175	(1,336,442)	1,473,205
Policy Transactions:
Premium payments received from policy owners	133,224	97,930	116,318
Net transfers (including fixed account)	(489,525)	225,113	(163,921)
Policy charges	(223,853)	(206,080)	(185,270)
Transfers for policy benefits and terminations	(206,398)	(165,788)	(547,606)
Net increase (decrease) in net assets resulting from policy transactions	(786,552)	(48,825)	(780,479)
Net increase (decrease) in net assets	559,623	(1,385,267)	692,726
Net Assets:
Beginning of year	5,711,379	7,096,646	6,403,920
End of year	$6,271,002	$5,711,379	$7,096,646

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI CBRE Global Real Estate Sub-Account			BHFTI Harris Oakmark International Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$365,466	$692,521	$500,749	$719,696	$796,382	$240,818
Net realized gains (losses)	(392,852)	1,591,029	59,344	(352,346)	1,601,841	116,191
Change in unrealized gains (losses) on investments	1,767,000	(7,372,683)	4,798,833	6,417,754	(9,627,213)	3,311,472
Net increase (decrease) in net assets resulting from operations	1,739,614	(5,089,133)	5,358,926	6,785,104	(7,228,990)	3,668,481
Policy Transactions:
Premium payments received from policy owners	666,876	713,911	747,883	1,149,647	1,217,080	1,341,504
Net transfers (including fixed account)	(187,045)	(57,654)	(56,747)	948,494	(508,480)	(684,764)
Policy charges	(579,805)	(621,062)	(573,486)	(1,323,238)	(1,245,357)	(1,278,283)
Transfers for policy benefits and terminations	(989,888)	(848,607)	(509,493)	(2,050,963)	(1,759,213)	(1,974,742)
Net increase (decrease) in net assets resulting from policy transactions	(1,089,862)	(813,412)	(391,843)	(1,276,060)	(2,295,970)	(2,596,285)
Net increase (decrease) in net assets	649,752	(5,902,545)	4,967,083	5,509,044	(9,524,960)	1,072,196
Net Assets:
Beginning of year	14,915,794	20,818,339	15,851,256	35,896,837	45,421,797	44,349,601
End of year	$15,565,546	$14,915,794	$20,818,339	$41,405,881	$35,896,837	$45,421,797

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,225	$(39,524)	$(34,998)
Net realized gains (losses)	714,949	1,642,365	1,026,612
Change in unrealized gains (losses) on investments	2,570,376	(6,388,249)	1,099,561
Net increase (decrease) in net assets resulting from operations	3,286,550	(4,785,408)	2,091,175
Policy Transactions:
Premium payments received from policy owners	216,325	236,821	232,254
Net transfers (including fixed account)	(11,154)	(334,381)	364,360
Policy charges	(354,256)	(353,372)	(367,310)
Transfers for policy benefits and terminations	(580,842)	(172,113)	(499,208)
Net increase (decrease) in net assets resulting from policy transactions	(729,927)	(623,045)	(269,904)
Net increase (decrease) in net assets	2,556,623	(5,408,453)	1,821,271
Net Assets:
Beginning of year	9,784,988	15,193,441	13,372,170
End of year	$12,341,611	$9,784,988	$15,193,441

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Invesco Small Cap Growth Sub-Account			BHFTI Loomis Sayles Growth Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(28,874)	$(32,117)	$(48,274)	$(145,164)	$(132,292)	$(73,159)
Net realized gains (losses)	(416,122)	2,208,459	2,409,604	2,646,293	3,336,271	2,007,909
Change in unrealized gains (losses) on investments	1,278,264	(6,256,538)	(1,645,865)	13,901,361	(16,504,645)	5,746,471
Net increase (decrease) in net assets resulting from operations	833,268	(4,080,196)	715,465	16,402,490	(13,300,666)	7,681,221
Policy Transactions:
Premium payments received from policy owners	158,123	164,840	224,582	863,415	904,291	1,002,926
Net transfers (including fixed account)	(279,447)	(65,272)	1,052,764	(484,349)	(740,003)	(58,076)
Policy charges	(237,214)	(242,902)	(270,151)	(1,318,585)	(1,185,150)	(1,220,638)
Transfers for policy benefits and terminations	(95,937)	(157,908)	(918,908)	(1,002,457)	(1,647,631)	(2,020,321)
Net increase (decrease) in net assets resulting from policy transactions	(454,475)	(301,242)	88,287	(1,941,976)	(2,668,493)	(2,296,109)
Net increase (decrease) in net assets	378,793	(4,381,438)	803,752	14,460,514	(15,969,159)	5,385,112
Net Assets:
Beginning of year	7,273,632	11,655,070	10,851,318	32,526,723	48,495,882	43,110,770
End of year	$7,652,425	$7,273,632	$11,655,070	$46,987,237	$32,526,723	$48,495,882

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$997,588	$1,275,201	$624,694
Net realized gains (losses)	1,494,570	5,527,037	4,458,946
Change in unrealized gains (losses) on investments	6,967,719	(24,230,105)	5,377,123
Net increase (decrease) in net assets resulting from operations	9,459,877	(17,427,867)	10,460,763
Policy Transactions:
Premium payments received from policy owners	2,444,394	2,636,248	2,817,886
Net transfers (including fixed account)	(252,049)	(1,224,711)	(637,481)
Policy charges	(2,526,747)	(2,517,689)	(2,505,692)
Transfers for policy benefits and terminations	(4,380,943)	(3,157,010)	(4,292,102)
Net increase (decrease) in net assets resulting from policy transactions	(4,715,345)	(4,263,162)	(4,617,389)
Net increase (decrease) in net assets	4,744,532	(21,691,029)	5,843,374
Net Assets:
Beginning of year	77,647,918	99,338,947	93,495,573
End of year	$82,392,450	$77,647,918	$99,338,947

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Morgan Stanley Discovery Sub-Account			BHFTI PIMCO Inflation Protected Bond Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(103,366)	$(134,277)	$(307,048)	$175,648	$596,968	$61,526
Net realized gains (losses)	(3,845,889)	9,920,383	36,029,130	(141,547)	(37,379)	59,489
Change in unrealized gains (losses) on investments	12,008,874	(45,227,264)	(42,557,438)	257,421	(1,796,201)	379,963
Net increase (decrease) in net assets resulting from operations	8,059,619	(35,441,158)	(6,835,356)	291,522	(1,236,612)	500,978
Policy Transactions:
Premium payments received from policy owners	805,195	850,995	1,023,926	381,941	376,993	408,781
Net transfers (including fixed account)	(473,919)	(160,524)	(2,711,512)	(370,073)	786,133	627,017
Policy charges	(943,662)	(1,040,044)	(1,543,685)	(429,156)	(434,226)	(370,413)
Transfers for policy benefits and terminations	(639,626)	(1,302,896)	(3,525,341)	(394,086)	(344,335)	(1,143,828)
Net increase (decrease) in net assets resulting from policy transactions	(1,252,012)	(1,652,469)	(6,756,612)	(811,374)	384,565	(478,443)
Net increase (decrease) in net assets	6,807,607	(37,093,627)	(13,591,968)	(519,852)	(852,047)	22,535
Net Assets:
Beginning of year	20,457,914	57,551,541	71,143,509	9,075,633	9,927,680	9,905,145
End of year	$27,265,521	$20,457,914	$57,551,541	$8,555,781	$9,075,633	$9,927,680

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,166,886	$1,299,144	$895,885
Net realized gains (losses)	(1,018,097)	(500,056)	2,214,362
Change in unrealized gains (losses) on investments	2,191,362	(8,271,136)	(3,894,298)
Net increase (decrease) in net assets resulting from operations	2,340,151	(7,472,048)	(784,051)
Policy Transactions:
Premium payments received from policy owners	1,758,622	1,824,156	1,984,064
Net transfers (including fixed account)	(183,842)	(873,287)	35,636
Policy charges	(1,837,968)	(2,094,684)	(1,932,410)
Transfers for policy benefits and terminations	(3,449,660)	(1,604,770)	(1,712,057)
Net increase (decrease) in net assets resulting from policy transactions	(3,712,848)	(2,748,585)	(1,624,767)
Net increase (decrease) in net assets	(1,372,697)	(10,220,633)	(2,408,818)
Net Assets:
Beginning of year	42,003,889	52,224,522	54,633,340
End of year	$40,631,192	$42,003,889	$52,224,522

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI SSGA Growth and Income ETF Sub-Account			BHFTI SSGA Growth ETF Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$136,372	$194,336	$122,987	$171,548	$255,802	$137,514
Net realized gains (losses)	(125,788)	1,033,146	413,667	420,375	1,545,886	642,323
Change in unrealized gains (losses) on investments	802,727	(2,423,364)	398,775	789,474	(3,493,471)	862,021
Net increase (decrease) in net assets resulting from operations	813,311	(1,195,882)	935,429	1,381,397	(1,691,783)	1,641,858
Policy Transactions:
Premium payments received from policy owners	188,348	157,521	170,007	146,073	236,822	167,261
Net transfers (including fixed account)	(191,230)	(135,217)	204,533	(24,097)	14,442	225
Policy charges	(365,399)	(337,505)	(300,992)	(186,651)	(184,684)	(174,543)
Transfers for policy benefits and terminations	(88,573)	(181,524)	(380,419)	(195,204)	(111,431)	(645,519)
Net increase (decrease) in net assets resulting from policy transactions	(456,854)	(496,725)	(306,871)	(259,879)	(44,851)	(652,576)
Net increase (decrease) in net assets	356,457	(1,692,607)	628,558	1,121,518	(1,736,634)	989,282
Net Assets:
Beginning of year	6,166,609	7,859,216	7,230,658	8,897,888	10,634,522	9,645,240
End of year	$6,523,066	$6,166,609	$7,859,216	$10,019,406	$8,897,888	$10,634,522

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(156,670)	$(164,336)	$(203,779)
Net realized gains (losses)	1,581,391	7,020,881	5,613,789
Change in unrealized gains (losses) on investments	6,038,575	(19,204,582)	1,929,300
Net increase (decrease) in net assets resulting from operations	7,463,296	(12,348,037)	7,339,310
Policy Transactions:
Premium payments received from policy owners	696,937	760,564	812,791
Net transfers (including fixed account)	(749,321)	(818,408)	(1,000,593)
Policy charges	(1,248,040)	(1,263,792)	(1,251,000)
Transfers for policy benefits and terminations	(2,268,892)	(2,115,715)	(2,349,067)
Net increase (decrease) in net assets resulting from policy transactions	(3,569,316)	(3,437,351)	(3,787,869)
Net increase (decrease) in net assets	3,893,980	(15,785,388)	3,551,441
Net Assets:
Beginning of year	39,408,746	55,194,134	51,642,693
End of year	$43,302,726	$39,408,746	$55,194,134

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Victory Sycamore Mid Cap Value Sub-Account			BHFTII Baillie Gifford International Stock Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$416,002	$493,970	$306,072	$204,629	$170,190	$176,902
Net realized gains (losses)	3,631,186	4,029,907	1,429,938	(273,679)	1,902,147	3,682,278
Change in unrealized gains (losses) on investments	(1,032,598)	(5,469,522)	6,647,433	3,729,316	(10,902,687)	(4,193,102)
Net increase (decrease) in net assets resulting from operations	3,014,590	(945,645)	8,383,443	3,660,266	(8,830,350)	(333,922)
Policy Transactions:
Premium payments received from policy owners	757,721	767,927	830,330	874,466	951,515	1,056,009
Net transfers (including fixed account)	(176,620)	660,599	178,810	(525,884)	(255,748)	(199,695)
Policy charges	(1,180,714)	(1,147,123)	(975,448)	(794,667)	(774,032)	(921,981)
Transfers for policy benefits and terminations	(1,245,276)	(1,037,676)	(1,677,669)	(1,205,557)	(955,808)	(1,311,477)
Net increase (decrease) in net assets resulting from policy transactions	(1,844,889)	(756,273)	(1,643,977)	(1,651,642)	(1,034,073)	(1,377,144)
Net increase (decrease) in net assets	1,169,701	(1,701,918)	6,739,466	2,008,624	(9,864,423)	(1,711,066)
Net Assets:
Beginning of year	31,892,166	33,594,084	26,854,618	20,987,892	30,852,315	32,563,381
End of year	$33,061,867	$31,892,166	$33,594,084	$22,996,516	$20,987,892	$30,852,315

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,394,857	$3,295,215	$3,502,777
Net realized gains (losses)	(1,553,621)	(501,947)	2,889,791
Change in unrealized gains (losses) on investments	4,409,293	(22,538,349)	(7,447,633)
Net increase (decrease) in net assets resulting from operations	6,250,529	(19,745,081)	(1,055,065)
Policy Transactions:
Premium payments received from policy owners	2,674,195	2,862,815	3,123,854
Net transfers (including fixed account)	(1,958,615)	(1,094,056)	(5,312,788)
Policy charges	(3,416,911)	(3,539,701)	(3,590,548)
Transfers for policy benefits and terminations	(2,837,824)	(2,242,983)	(3,223,728)
Net increase (decrease) in net assets resulting from policy transactions	(5,539,155)	(4,013,925)	(9,003,210)
Net increase (decrease) in net assets	711,374	(23,759,006)	(10,058,275)
Net Assets:
Beginning of year	115,496,634	139,255,640	149,313,915
End of year	$116,208,008	$115,496,634	$139,255,640

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII BlackRock Capital Appreciation Sub-Account			BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,257,657)	$(1,375,694)	$(1,835,567)	$383,651	$(106,458)	$(5,081)
Net realized gains (losses)	4,555,031	66,828,827	51,954,374	120,928	(25,939)	(40,897)
Change in unrealized gains (losses) on investments	91,739,483	(193,592,211)	10,358,535	837,071	444,097	(137,927)
Net increase (decrease) in net assets resulting from operations	95,036,857	(128,139,078)	60,477,342	1,341,650	311,700	(183,905)
Policy Transactions:
Premium payments received from policy owners	5,145,748	5,364,995	5,824,708	2,339,450	2,378,839	2,718,530
Net transfers (including fixed account)	(2,023,474)	(1,914,208)	(2,745,472)	2,026,345	(1,122,010)	2,515,873
Policy charges	(7,992,354)	(7,865,810)	(8,572,582)	(2,783,622)	(2,688,717)	(2,962,415)
Transfers for policy benefits and terminations	(12,240,739)	(9,979,733)	(15,645,753)	(1,641,582)	(1,263,526)	(6,429,050)
Net increase (decrease) in net assets resulting from policy transactions	(17,110,819)	(14,394,756)	(21,139,099)	(59,409)	(2,695,414)	(4,157,062)
Net increase (decrease) in net assets	77,926,038	(142,533,834)	39,338,243	1,282,241	(2,383,714)	(4,340,967)
Net Assets:
Beginning of year	201,025,383	343,559,217	304,220,974	29,074,794	31,458,508	35,799,475
End of year	$278,951,421	$201,025,383	$343,559,217	$30,357,035	$29,074,794	$31,458,508

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 20 Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$131,762	$118,695	$127,601
Net realized gains (losses)	(5,666)	73,083	73,536
Change in unrealized gains (losses) on investments	152,935	(778,836)	(46,349)
Net increase (decrease) in net assets resulting from operations	279,031	(587,058)	154,788
Policy Transactions:
Premium payments received from policy owners	108,352	105,879	146,574
Net transfers (including fixed account)	190,286	76,199	402,573
Policy charges	(255,462)	(213,727)	(191,999)
Transfers for policy benefits and terminations	(55,681)	(313,791)	(209,269)
Net increase (decrease) in net assets resulting from policy transactions	(12,505)	(345,440)	147,879
Net increase (decrease) in net assets	266,526	(932,498)	302,667
Net Assets:
Beginning of year	3,708,754	4,641,252	4,338,585
End of year	$3,975,280	$3,708,754	$4,641,252

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse Asset Allocation 40 Sub-Account			BHFTII Brighthouse Asset Allocation 60 Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$220,330	$189,038	$214,523	$1,394,768	$976,183	$1,093,379
Net realized gains (losses)	131,652	357,104	335,387	2,931,601	3,310,332	3,333,122
Change in unrealized gains (losses) on investments	334,433	(1,762,312)	49,850	1,415,347	(12,632,762)	1,151,075
Net increase (decrease) in net assets resulting from operations	686,415	(1,216,170)	599,760	5,741,716	(8,346,247)	5,577,576
Policy Transactions:
Premium payments received from policy owners	251,867	297,022	294,428	1,230,292	1,278,131	1,423,539
Net transfers (including fixed account)	(69,639)	239,918	110,044	871,748	(48,813)	1,664,338
Policy charges	(379,763)	(413,400)	(368,258)	(2,031,383)	(2,065,719)	(1,967,211)
Transfers for policy benefits and terminations	(908,892)	(207,494)	(360,758)	(2,621,590)	(1,861,730)	(3,236,186)
Net increase (decrease) in net assets resulting from policy transactions	(1,106,427)	(83,954)	(324,544)	(2,550,933)	(2,698,131)	(2,115,520)
Net increase (decrease) in net assets	(420,012)	(1,300,124)	275,216	3,190,783	(11,044,378)	3,462,056
Net Assets:
Beginning of year	7,242,250	8,542,374	8,267,158	43,672,708	54,717,086	51,255,030
End of year	$6,822,238	$7,242,250	$8,542,374	$46,863,491	$43,672,708	$54,717,086

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,854,976	$1,194,663	$1,313,422
Net realized gains (losses)	5,463,141	6,129,544	6,760,668
Change in unrealized gains (losses) on investments	2,246,176	(21,495,782)	2,914,862
Net increase (decrease) in net assets resulting from operations	9,564,293	(14,171,575)	10,988,952
Policy Transactions:
Premium payments received from policy owners	1,888,208	2,012,704	2,348,150
Net transfers (including fixed account)	(1,797,960)	(1,005,290)	(954,683)
Policy charges	(1,942,585)	(2,063,242)	(2,026,296)
Transfers for policy benefits and terminations	(10,643,049)	(3,896,957)	(6,405,439)
Net increase (decrease) in net assets resulting from policy transactions	(12,495,386)	(4,952,785)	(7,038,268)
Net increase (decrease) in net assets	(2,931,093)	(19,124,360)	3,950,684
Net Assets:
Beginning of year	61,262,253	80,386,613	76,435,929
End of year	$58,331,160	$61,262,253	$80,386,613

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account			BHFTII Brighthouse/Wellington Balanced Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$470,997	$618,732	$611,804	$202,145	$160,795	$195,059
Net realized gains (losses)	13,904,728	17,277,426	4,464,618	(151,912)	1,566,197	1,320,556
Change in unrealized gains (losses) on investments	3,987,483	(34,320,495)	22,673,413	1,775,683	(4,136,507)	167,574
Net increase (decrease) in net assets resulting from operations	18,363,208	(16,424,337)	27,749,835	1,825,916	(2,409,515)	1,683,189
Policy Transactions:
Premium payments received from policy owners	3,191,031	3,423,591	3,707,559	260,271	263,197	258,867
Net transfers (including fixed account)	(975,880)	(1,341,015)	(840,589)	(733,978)	473,005	6,529
Policy charges	(3,948,611)	(3,927,360)	(3,671,122)	(435,433)	(442,665)	(415,443)
Transfers for policy benefits and terminations	(5,525,633)	(4,488,838)	(5,475,157)	(563,495)	(419,128)	(350,516)
Net increase (decrease) in net assets resulting from policy transactions	(7,259,093)	(6,333,622)	(6,279,309)	(1,472,635)	(125,591)	(500,563)
Net increase (decrease) in net assets	11,104,115	(22,757,959)	21,470,526	353,281	(2,535,106)	1,182,626
Net Assets:
Beginning of year	105,574,527	128,332,486	106,861,960	11,224,396	13,759,502	12,576,876
End of year	$116,678,642	$105,574,527	$128,332,486	$11,577,677	$11,224,396	$13,759,502
The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,088,851	$3,294,431	$3,106,416
Net realized gains (losses)	33,484,058	62,865,851	22,266,278
Change in unrealized gains (losses) on investments	(14,588,774)	(86,773,989)	47,479,015
Net increase (decrease) in net assets resulting from operations	21,984,135	(20,613,707)	72,851,709
Policy Transactions:
Premium payments received from policy owners	7,237,140	7,741,047	8,377,524
Net transfers (including fixed account)	(2,297,719)	(2,517,963)	(3,573,895)
Policy charges	(10,555,904)	(10,847,289)	(9,457,947)
Transfers for policy benefits and terminations	(16,972,517)	(14,267,774)	(17,189,686)
Net increase (decrease) in net assets resulting from policy transactions	(22,589,000)	(19,891,979)	(21,844,004)
Net increase (decrease) in net assets	(604,865)	(40,505,686)	51,007,705
Net Assets:
Beginning of year	328,996,870	369,502,556	318,494,851
End of year	$328,392,005	$328,996,870	$369,502,556

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Frontier Mid Cap Growth Sub-Account			BHFTII Jennison Growth Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(12,713)	$(13,686)	$(18,850)	$(78,479)	$(75,460)	$(102,499)
Net realized gains (losses)	(119,184)	1,102,756	888,161	(557,045)	4,883,678	7,039,092
Change in unrealized gains (losses) on investments	701,765	(2,540,740)	(146,399)	9,962,400	(16,457,324)	(2,405,986)
Net increase (decrease) in net assets resulting from operations	569,868	(1,451,670)	722,912	9,326,876	(11,649,106)	4,530,607
Policy Transactions:
Premium payments received from policy owners	94,221	105,244	106,484	334,640	357,591	394,099
Net transfers (including fixed account)	(186,109)	(356,581)	(32,416)	1,873,827	(538,973)	(1,084,509)
Policy charges	(118,512)	(123,618)	(128,908)	(643,177)	(584,419)	(614,141)
Transfers for policy benefits and terminations	(122,270)	(305,900)	(452,549)	(720,695)	(521,634)	(954,567)
Net increase (decrease) in net assets resulting from policy transactions	(332,670)	(680,855)	(507,389)	844,595	(1,287,435)	(2,259,118)
Net increase (decrease) in net assets	237,198	(2,132,525)	215,523	10,171,471	(12,936,541)	2,271,489
Net Assets:
Beginning of year	3,395,963	5,528,488	5,312,965	17,746,316	30,682,857	28,411,368
End of year	$3,633,161	$3,395,963	$5,528,488	$27,917,787	$17,746,316	$30,682,857

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(482,097)	$(769,294)	$(759,139)
Net realized gains (losses)	6,311,076	27,415,370	12,609,492
Change in unrealized gains (losses) on investments	16,600,180	(53,255,762)	19,683,798
Net increase (decrease) in net assets resulting from operations	22,429,159	(26,609,686)	31,534,151
Policy Transactions:
Premium payments received from policy owners	3,056,285	3,186,368	3,508,486
Net transfers (including fixed account)	(1,976,271)	(824,738)	(661,440)
Policy charges	(4,535,659)	(4,490,473)	(4,401,087)
Transfers for policy benefits and terminations	(5,508,641)	(5,780,758)	(7,694,639)
Net increase (decrease) in net assets resulting from policy transactions	(8,964,286)	(7,909,601)	(9,248,680)
Net increase (decrease) in net assets	13,464,873	(34,519,287)	22,285,471
Net Assets:
Beginning of year	138,182,840	172,702,127	150,416,656
End of year	$151,647,713	$138,182,840	$172,702,127

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Loomis Sayles Small Cap Growth Sub-Account			BHFTII MetLife Aggregate Bond Index Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(34,199)	$(35,715)	$(47,277)	$3,834,290	$3,863,279	$3,991,363
Net realized gains (losses)	(167,943)	2,417,953	1,721,400	(829,964)	(540,957)	66,876
Change in unrealized gains (losses) on investments	1,440,779	(5,879,202)	(312,042)	3,665,287	(23,712,910)	(7,259,919)
Net increase (decrease) in net assets resulting from operations	1,238,637	(3,496,964)	1,362,081	6,669,613	(20,390,588)	(3,201,680)
Policy Transactions:
Premium payments received from policy owners	257,280	269,308	280,541	744,988	786,993	826,357
Net transfers (including fixed account)	(187,800)	(115,050)	521,597	(1,682,277)	(2,625,887)	(1,418,023)
Policy charges	(341,518)	(345,993)	(351,930)	(2,151,028)	(2,208,659)	(2,327,083)
Transfers for policy benefits and terminations	(367,654)	(566,873)	(912,799)	(802,568)	(635,822)	(1,120,028)
Net increase (decrease) in net assets resulting from policy transactions	(639,692)	(758,608)	(462,591)	(3,890,885)	(4,683,375)	(4,038,777)
Net increase (decrease) in net assets	598,945	(4,255,572)	899,490	2,778,728	(25,073,963)	(7,240,457)
Net Assets:
Beginning of year	10,920,792	15,176,364	14,276,874	132,157,203	157,231,166	164,471,623
End of year	$11,519,737	$10,920,792	$15,176,364	$134,935,931	$132,157,203	$157,231,166

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$270,541	$218,527	$231,968
Net realized gains (losses)	1,680,332	4,711,787	1,971,934
Change in unrealized gains (losses) on investments	2,065,536	(9,289,302)	4,240,689
Net increase (decrease) in net assets resulting from operations	4,016,409	(4,358,988)	6,444,591
Policy Transactions:
Premium payments received from policy owners	574,630	643,290	638,436
Net transfers (including fixed account)	60,879	(489,609)	334,296
Policy charges	(813,102)	(790,261)	(745,422)
Transfers for policy benefits and terminations	(1,013,050)	(1,148,534)	(1,202,609)
Net increase (decrease) in net assets resulting from policy transactions	(1,190,643)	(1,785,114)	(975,299)
Net increase (decrease) in net assets	2,825,766	(6,144,102)	5,469,292
Net Assets:
Beginning of year	26,435,659	32,579,761	27,110,469
End of year	$29,261,425	$26,435,659	$32,579,761

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII MetLife MSCI EAFE® Index Sub-Account			BHFTII MetLife Russell 2000® Index Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$282,928	$433,297	$221,383	$234,550	$191,512	$209,607
Net realized gains (losses)	121,372	372,141	198,888	213,819	4,920,805	2,270,563
Change in unrealized gains (losses) on investments	1,650,975	(3,144,464)	1,059,914	3,258,870	(11,808,481)	1,763,886
Net increase (decrease) in net assets resulting from operations	2,055,275	(2,339,026)	1,480,185	3,707,239	(6,696,164)	4,244,056
Policy Transactions:
Premium payments received from policy owners	367,516	411,468	408,420	605,331	652,711	704,875
Net transfers (including fixed account)	155,808	(43,643)	(84,093)	(209,245)	(316,496)	(290,259)
Policy charges	(420,314)	(393,142)	(395,134)	(794,364)	(811,013)	(836,500)
Transfers for policy benefits and terminations	(990,205)	(890,769)	(533,897)	(1,237,029)	(1,876,802)	(709,412)
Net increase (decrease) in net assets resulting from policy transactions	(887,195)	(916,086)	(604,704)	(1,635,307)	(2,351,600)	(1,131,296)
Net increase (decrease) in net assets	1,168,080	(3,255,112)	875,481	2,071,932	(9,047,764)	3,112,760
Net Assets:
Beginning of year	12,093,600	15,348,712	14,473,231	24,108,390	33,156,154	30,043,394
End of year	$13,261,680	$12,093,600	$15,348,712	$26,180,322	$24,108,390	$33,156,154

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,996,671	$1,819,255	$2,533,403
Net realized gains (losses)	20,391,308	26,840,842	23,146,165
Change in unrealized gains (losses) on investments	28,806,197	(79,904,663)	36,517,099
Net increase (decrease) in net assets resulting from operations	51,194,176	(51,244,566)	62,196,667
Policy Transactions:
Premium payments received from policy owners	4,174,302	4,496,352	4,802,728
Net transfers (including fixed account)	(469,635)	(2,786,517)	(2,680,512)
Policy charges	(8,023,527)	(8,181,128)	(7,806,612)
Transfers for policy benefits and terminations	(10,535,238)	(10,794,942)	(10,217,690)
Net increase (decrease) in net assets resulting from policy transactions	(14,854,098)	(17,266,235)	(15,902,086)
Net increase (decrease) in net assets	36,340,078	(68,510,801)	46,294,581
Net Assets:
Beginning of year	210,261,725	278,772,526	232,477,945
End of year	$246,601,803	$210,261,725	$278,772,526

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII MFS® Total Return Sub-Account			BHFTII MFS® Value Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,369,523	$1,133,720	$1,289,871	$1,316,810	$1,223,032	$1,109,926
Net realized gains (losses)	3,918,288	8,428,482	6,518,054	10,566,264	14,389,787	2,221,203
Change in unrealized gains (losses) on investments	2,142,329	(18,843,588)	3,801,482	(4,846,838)	(22,738,342)	19,208,016
Net increase (decrease) in net assets resulting from operations	7,430,140	(9,281,386)	11,609,407	7,036,236	(7,125,523)	22,539,145
Policy Transactions:
Premium payments received from policy owners	2,337,612	2,479,424	2,677,870	2,528,243	2,695,813	2,898,452
Net transfers (including fixed account)	(973,453)	(95,322)	(487,419)	587,272	(786,868)	(1,145,445)
Policy charges	(3,221,515)	(3,311,882)	(3,198,562)	(3,639,976)	(3,679,875)	(3,331,995)
Transfers for policy benefits and terminations	(3,770,527)	(3,990,979)	(3,994,656)	(4,566,130)	(3,948,975)	(5,073,667)
Net increase (decrease) in net assets resulting from policy transactions	(5,627,883)	(4,918,759)	(5,002,767)	(5,090,591)	(5,719,905)	(6,652,655)
Net increase (decrease) in net assets	1,802,257	(14,200,145)	6,606,640	1,945,645	(12,845,428)	15,886,490
Net Assets:
Beginning of year	79,097,947	93,298,092	86,691,452	96,427,386	109,272,814	93,386,324
End of year	$80,900,204	$79,097,947	$93,298,092	$98,373,031	$96,427,386	$109,272,814

The accompanying notes are an integral part of these financial statements.

	BHFTII Neuberger Berman Genesis Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(128,024)	$(213,162)	$(198,169)
Net realized gains (losses)	5,330,227	11,024,087	5,977,040
Change in unrealized gains (losses) on investments	3,262,709	(25,418,813)	6,154,805
Net increase (decrease) in net assets resulting from operations	8,464,912	(14,607,888)	11,933,676
Policy Transactions:
Premium payments received from policy owners	1,569,796	1,654,043	1,873,674
Net transfers (including fixed account)	(898,196)	(394,937)	42,703
Policy charges	(2,049,761)	(2,005,544)	(1,986,298)
Transfers for policy benefits and terminations	(3,006,270)	(2,493,550)	(3,413,751)
Net increase (decrease) in net assets resulting from policy transactions	(4,384,431)	(3,239,988)	(3,483,672)
Net increase (decrease) in net assets	4,080,481	(17,847,876)	8,450,004
Net Assets:
Beginning of year	58,049,381	75,897,257	67,447,253
End of year	$62,129,862	$58,049,381	$75,897,257

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII T. Rowe Price Large Cap Growth Sub-Account			BHFTII T. Rowe Price Small Cap Growth Sub-Account
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(137,223)	$(144,058)	$(201,089)	$(40,249)	$(18,385)	$(57,397)
Net realized gains (losses)	(479,259)	7,523,272	7,086,793	150,817	2,577,159	2,410,965
Change in unrealized gains (losses) on investments	14,262,991	(29,351,715)	2,486,955	2,665,411	(6,709,736)	(391,192)
Net increase (decrease) in net assets resulting from operations	13,646,509	(21,972,501)	9,372,659	2,775,979	(4,150,962)	1,962,376
Policy Transactions:
Premium payments received from policy owners	753,178	814,461	873,401	279,217	303,779	346,116
Net transfers (including fixed account)	(1,011,030)	(1,102,454)	405,086	(222,910)	(345,326)	(492,355)
Policy charges	(1,259,826)	(1,270,131)	(1,343,862)	(474,617)	(482,665)	(476,961)
Transfers for policy benefits and terminations	(1,983,985)	(1,308,717)	(2,470,833)	(772,538)	(511,731)	(812,702)
Net increase (decrease) in net assets resulting from policy transactions	(3,501,663)	(2,866,841)	(2,536,208)	(1,190,848)	(1,035,943)	(1,435,902)
Net increase (decrease) in net assets	10,144,846	(24,839,342)	6,836,451	1,585,131	(5,186,905)	526,474
Net Assets:
Beginning of year	30,508,114	55,347,456	48,511,005	13,548,952	18,735,857	18,209,383
End of year	$40,652,960	$30,508,114	$55,347,456	$15,134,083	$13,548,952	$18,735,857

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,386,741	$2,346,922	$1,629,591
Net realized gains (losses)	(746,615)	(247,833)	218,287
Change in unrealized gains (losses) on investments	1,627,850	(10,074,671)	(684,367)
Net increase (decrease) in net assets resulting from operations	3,267,976	(7,975,582)	1,163,511
Policy Transactions:
Premium payments received from policy owners	1,334,900	1,454,969	1,547,389
Net transfers (including fixed account)	(661,717)	(216,859)	775,430
Policy charges	(1,458,240)	(1,503,735)	(1,468,141)
Transfers for policy benefits and terminations	(2,302,758)	(1,612,037)	(2,766,780)
Net increase (decrease) in net assets resulting from policy transactions	(3,087,815)	(1,877,662)	(1,912,102)
Net increase (decrease) in net assets	180,161	(9,853,244)	(748,591)
Net Assets:
Beginning of year	38,017,844	47,871,088	48,619,679
End of year	$38,198,005	$38,017,844	$47,871,088

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Western Asset Management U.S. Government Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$236,079	$195,272	$257,028
Net realized gains (losses)	(388,453)	(209,677)	(29,514)
Change in unrealized gains (losses) on investments	562,638	(998,450)	(440,869)
Net increase (decrease) in net assets resulting from operations	410,264	(1,012,855)	(213,355)
Policy Transactions:
Premium payments received from policy owners	232,388	259,169	266,973
Net transfers (including fixed account)	957,851	1,691,078	(492,540)
Policy charges	(324,427)	(310,222)	(278,207)
Transfers for policy benefits and terminations	(1,369,406)	(1,088,930)	(1,002,422)
Net increase (decrease) in net assets resulting from policy transactions	(503,594)	551,095	(1,506,196)
Net increase (decrease) in net assets	(93,330)	(461,760)	(1,719,551)
Net Assets:
Beginning of year	10,016,131	10,477,891	12,197,442
End of year	$9,922,801	$10,016,131	$10,477,891

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Equity-Income Sub-Account
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,636,114	$1,662,697	$1,710,527
Net realized gains (losses)	4,162,576	4,776,723	15,624,848
Change in unrealized gains (losses) on investments	5,657,334	(13,706,555)	9,544,818
Net increase (decrease) in net assets resulting from operations	11,456,024	(7,267,135)	26,880,193
Policy Transactions:
Premium payments received from policy owners	2,816,956	3,033,615	3,159,276
Net transfers (including fixed account)	(297,376)	1,313,672	(1,106,518)
Policy charges	(4,063,441)	(4,209,831)	(3,798,264)
Transfers for policy benefits and terminations	(7,346,331)	(4,958,104)	(6,220,395)
Net increase (decrease) in net assets resulting from policy transactions	(8,890,192)	(4,820,648)	(7,965,901)
Net increase (decrease) in net assets	2,565,832	(12,087,783)	18,914,292
Net Assets:
Beginning of year	120,805,675	132,893,458	113,979,166
End of year	$123,371,507	$120,805,675	$132,893,458

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support the Company's operations with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds®")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Fidelity® Variable Insurance Products ("Fidelity® VIP")

*See Note 4 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2.  LIST OF SUB-ACCOUNTS

Premium payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2023:

American Funds® Global Small Capitalization Sub-Account
American Funds® Growth Sub-Account
American Funds® Growth-Income Sub-Account
American Funds® The Bond Fund of America Sub-Account
BHFTI Brighthouse Asset Allocation 100 Sub-Account
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
BHFTI CBRE Global Real Estate Sub-Account
BHFTI Harris Oakmark International Sub-Account
BHFTI Invesco Global Equity Sub-Account
BHFTI Invesco Small Cap Growth Sub-Account
BHFTI Loomis Sayles Growth Sub-Account
BHFTI MFS® Research International Sub-Account
BHFTI Morgan Stanley Discovery Sub-Account
BHFTI PIMCO Inflation Protected Bond Sub-Account
BHFTI PIMCO Total Return Sub-Account
BHFTI SSGA Growth and Income ETF Sub-Account
BHFTI SSGA Growth ETF Sub-Account
BHFTI T. Rowe Price Mid Cap Growth Sub-Account
BHFTI Victory Sycamore Mid Cap Value Sub-Account
BHFTII Baillie Gifford International Stock Sub-Account
BHFTII BlackRock Bond Income Sub-Account
BHFTII BlackRock Capital Appreciation Sub-Account
BHFTII BlackRock Ultra-Short Term Bond Sub-Account
BHFTII Brighthouse Asset Allocation 20 Sub-Account
BHFTII Brighthouse Asset Allocation 40 Sub-Account
BHFTII Brighthouse Asset Allocation 60 Sub-Account
BHFTII Brighthouse Asset Allocation 80 Sub-Account
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account
BHFTII Brighthouse/Wellington Balanced Sub-Account
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account
BHFTII Frontier Mid Cap Growth Sub-Account
BHFTII Jennison Growth Sub-Account
BHFTII Loomis Sayles Small Cap Core Sub-Account
BHFTII Loomis Sayles Small Cap Growth Sub-Account
BHFTII MetLife Aggregate Bond Index Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

BHFTII MetLife Mid Cap Stock Index Sub-Account
BHFTII MetLife MSCI EAFE® Index Sub-Account
BHFTII MetLife Russell 2000® Index Sub-Account
BHFTII MetLife Stock Index Sub-Account
BHFTII MFS® Total Return Sub-Account
BHFTII MFS® Value Sub-Account
BHFTII Neuberger Berman Genesis Sub-Account
BHFTII T. Rowe Price Large Cap Growth Sub-Account
BHFTII T. Rowe Price Small Cap Growth Sub-Account
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
BHFTII Western Asset Management U.S. Government Sub-Account
Fidelity® VIP Equity-Income Sub-Account

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts and are credited as policy owner cash value.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Net Transfers

Assets transferred by the policy owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

4.  EXPENSES AND RELATED PARTY TRANSACTIONS

Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the fund or portfolio including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the fund or portfolio.

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2023:

Mortality and Expense Risk	0.00	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, a Mortality and Expense Risk charge ranging from 0.10% to 0.90% and an Administrative charge ranging from 0.10% to 0.35% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Policy administrative charges range from $.02 to $.35 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $5 to $58.41 and are assessed monthly depending on the policy and the policy year. In addition, the Policies impose a surrender charge if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain Policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most Policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts for the years ended December 31, 2023, 2022, and 2021.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
American Funds® Global Small Capitalization Sub-Account	2,987,880	58,825,771	1,398,450	18,709,139	2,069,183	3,988,200	3,525,866	4,431,035
American Funds® Growth Sub-Account	3,454,287	252,694,819	19,969,255	45,544,174	53,686,487	24,183,084	21,647,564	24,800,809
American Funds® Growth- Income Sub-Account	3,098,499	135,932,384	14,195,561	19,304,932	4,529,968	15,046,276	10,436,695	12,017,576
American Funds® The Bond Fund of America Sub-Account	1,291,218	13,198,741	4,603,170	1,957,488	1,496,260	3,525,686	1,573,716	747,658
BHFTI Brighthouse Asset Allocation 100 Sub-Account	52,322,917	580,942,813	91,270,543	54,111,774	54,219,807	35,572,373	33,280,029	38,718,178
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	453,764	5,749,190	1,785,830	1,602,024	1,008,594	2,202,943	341,036	1,085,470
BHFTI CBRE Global Real Estate Sub-Account	1,476,939	17,436,754	857,676	2,666,737	1,065,307	1,580,890	1,173,032	954,093
BHFTI Harris Oakmark International Sub-Account	3,156,467	43,268,124	3,052,580	3,320,032	1,108,752	3,602,432	2,784,773	3,465,622
BHFTI Invesco Global Equity Sub-Account	515,532	10,608,287	1,018,730	1,673,914	1,481,487	1,098,861	764,501	1,185,999
BHFTI Invesco Small Cap Growth Sub-Account	933,236	11,529,498	188,578	2,603,007	3,835,537	671,816	532,945	1,609,693
BHFTI Loomis Sayles Growth Sub-Account	3,029,514	38,264,505	3,674,995	3,419,146	2,191,249	3,361,211	2,958,917	3,138,477
BHFTI MFS® Research International Sub-Account	6,809,548	80,635,910	3,895,868	8,362,750	5,133,045	6,044,609	5,855,666	5,668,430
BHFTI Morgan Stanley Discovery Sub-Account	4,767,215	59,350,840	968,374	12,628,304	34,187,970	2,320,335	2,298,663	8,935,715
BHFTI PIMCO Inflation Protected Bond Sub-Account	900,610	9,422,900	612,006	1,825,451	1,143,579	1,248,441	853,001	1,550,719
BHFTI PIMCO Total Return Sub-Account	4,094,987	47,753,237	2,193,387	1,871,681	4,477,959	4,748,309	3,320,147	3,021,790
BHFTI SSGA Growth and Income ETF Sub-Account	653,621	7,156,975	437,694	1,525,422	810,657	758,319	740,986	658,986
BHFTI SSGA Growth ETF Sub-Account	1,004,973	11,027,680	838,836	2,065,066	785,723	438,018	284,783	774,695
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	4,554,079	44,861,063	2,644,363	7,886,099	5,167,554	4,323,819	4,263,112	4,496,911
BHFTI Victory Sycamore Mid Cap Value Sub-Account	1,702,470	30,641,324	4,602,083	5,300,996	2,088,773	2,540,086	1,814,504	2,580,795
BHFTII Baillie Gifford International Stock Sub-Account	2,196,376	24,122,040	535,558	2,601,905	3,816,685	1,981,747	1,430,650	1,832,966
BHFTII BlackRock Bond Income Sub-Account	1,259,458	135,297,979	5,361,251	4,632,311	7,890,515	7,504,693	5,203,673	10,683,649
BHFTII BlackRock Capital Appreciation Sub-Account	7,697,642	240,648,416	5,979,541	67,541,260	42,512,518	19,585,749	17,103,549	23,317,103
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	290,948	29,373,324	6,031,773	2,357,323	4,998,910	5,705,051	5,092,037	9,157,541
BHFTII Brighthouse Asset Allocation 20 Sub-Account	417,149	4,484,286	801,848	485,240	887,034	596,580	590,243	555,535
BHFTII Brighthouse Asset Allocation 40 Sub-Account	706,324	7,758,398	817,172	1,028,898	871,771	1,357,487	511,528	682,018
BHFTII Brighthouse Asset Allocation 60 Sub-Account	4,728,844	52,466,675	7,792,244	5,378,665	6,533,852	5,210,981	3,554,350	4,703,423

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
BHFTII Brighthouse Asset Allocation 80 Sub-Account	5,472,085	63,416,355	9,971,490	8,430,595	8,078,883	13,461,790	5,944,387	8,508,955
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	537,035	112,998,640	16,414,183	17,944,410	5,329,578	9,111,619	7,116,614	8,414,170
BHFTII Brighthouse/Wellington Balanced Sub-Account	642,884	11,967,420	629,368	2,604,943	2,241,784	1,813,000	939,170	1,408,071
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	11,514,404	327,240,729	39,561,691	66,016,367	22,467,358	25,183,579	22,708,632	23,997,604
BHFTII Frontier Mid Cap Growth Sub-Account	144,705	4,273,284	79,964	1,130,480	892,383	425,010	767,612	715,938
BHFTII Jennison Growth Sub-Account	1,948,259	27,021,749	4,402,286	5,602,785	7,101,288	3,635,252	1,980,719	3,523,172
BHFTII Loomis Sayles Small Cap Core Sub-Account	653,314	146,303,416	7,519,802	27,295,977	11,308,213	10,252,816	8,819,354	11,290,304
BHFTII Loomis Sayles Small Cap Growth Sub-Account	1,084,756	12,948,401	260,108	2,643,828	2,386,065	933,739	903,691	1,539,239
BHFTII MetLife Aggregate Bond Index Sub-Account	14,173,875	154,788,812	4,412,245	4,411,816	4,929,161	4,469,622	5,232,571	4,976,036
BHFTII MetLife Mid Cap Stock Index Sub-Account	1,733,206	27,580,102	3,050,699	5,261,776	2,784,870	2,251,661	2,397,028	2,053,622
BHFTII MetLife MSCI EAFE® Index Sub-Account	893,434	11,532,890	880,170	1,793,381	612,669	1,487,944	1,938,737	996,136
BHFTII MetLife Russell 2000® Index Sub-Account	1,499,801	24,956,074	2,270,725	5,578,892	2,573,682	3,257,201	2,982,258	1,834,477
BHFTII MetLife Stock Index Sub-Account	4,064,434	172,787,647	23,689,735	25,283,191	20,615,545	21,731,083	19,987,027	18,475,011
BHFTII MFS® Total Return Sub-Account	534,322	78,403,669	6,215,402	9,882,032	7,322,129	6,513,335	5,686,462	5,664,275
BHFTII MFS® Value Sub-Account	7,066,920	101,673,543	15,255,481	16,410,240	3,560,780	7,995,647	7,020,083	8,058,130
BHFTII Neuberger Berman Genesis Sub-Account	3,364,130	58,427,603	6,413,485	10,824,658	5,159,868	5,662,453	3,763,992	4,250,843
BHFTII T. Rowe Price Large Cap Growth Sub-Account	1,963,962	39,773,363	803,688	8,423,050	7,756,322	4,440,965	3,639,341	4,781,897
BHFTII T. Rowe Price Small Cap Growth Sub-Account	760,658	15,296,868	1,090,098	2,813,194	2,585,735	1,970,417	1,213,452	2,156,841
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	3,482,142	44,066,234	2,989,745	3,011,582	3,697,933	3,689,898	2,541,033	3,981,271
BHFTII Western Asset Management U.S. Government Sub-Account	941,115	10,645,700	3,156,787	2,714,731	1,918,168	3,424,319	1,968,058	3,171,165
Fidelity® VIP Equity-Income Sub-Account	4,964,812	111,825,768	7,114,381	8,161,962	17,266,631	10,955,979	7,234,481	9,556,361

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of total returns and expenses as a percentage of average net assets, excluding expenses for the underlying fund or portfolio, and the investment income ratio to average net assets, for each of the five years ended December 31, 2023. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global Small Capitalization	2023	52,289,238	0.26	0.00 - 0.90	15.13 - 16.17
Sub-Account	2022	48,163,793	—	0.00 - 0.90	(30.18) - (29.55)
	2021	72,159,043	—	0.00 - 0.90	5.78 - 6.74
	2020	71,352,003	0.17	0.00 - 0.90	28.56 - 29.72
	2019	59,683,995	0.16	0.00 - 0.90	30.34 - 31.52
American Funds® Growth	2023	339,201,160	0.36	0.00 - 0.90	37.25 - 38.48
Sub-Account	2022	263,635,950	0.32	0.00 - 0.90	(30.56) - (29.94)
	2021	402,224,322	0.22	0.00 - 0.90	20.90 - 21.99
	2020	351,698,217	0.32	0.00 - 0.90	50.71 - 52.08
	2019	246,759,213	0.75	0.00 - 0.90	29.60 - 30.77
American Funds® Growth-Income	2023	180,644,031	1.38	0.00 - 0.90	25.01 - 26.14
Sub-Account	2022	153,788,069	1.28	0.00 - 0.90	(17.24) - (16.49)
	2021	195,005,952	1.13	0.00 - 0.90	22.98 - 24.10
	2020	167,186,702	1.37	0.00 - 0.90	12.53 - 13.55
	2019	156,578,780	1.68	0.00 - 0.90	25.01 - 26.14
American Funds® The Bond Fund of America	2023	12,138,304	3.67	0.00 - 0.90	4.08 - 5.02
Sub-Account	2022	10,868,252	2.95	0.00 - 0.90	(13.36) - (12.58)
	2021	12,528,800	1.40	0.00 - 0.90	(1.20) - (0.31)
	2020	12,500,158	2.20	0.00 - 0.90	8.75 - 9.73
	2019	10,456,680	2.62	0.00 - 0.90	8.38 - 9.36
BHFTI Brighthouse Asset Allocation 100	2023	538,911,465	2.95	0.00 - 0.90	20.02 - 21.10
Sub-Account	2022	476,285,492	1.63	0.00 - 0.90	(20.60) - (19.89)
	2021	633,343,670	1.31	0.00 - 0.90	17.28 - 18.34
	2020	569,238,378	1.39	0.00 - 0.90	18.16 - 19.23
	2019	509,770,946	1.78	0.00 - 0.90	26.65 - 27.79
BHFTI Brighthouse/Wellington Large Cap Research	2023	6,271,002	0.84	0.00 - 0.90	24.71 - 25.84
Sub-Account	2022	5,711,379	0.73	0.00 - 0.90	(19.68) - (18.96)
	2021	7,096,646	0.85	0.00 - 0.90	23.37 - 24.48
	2020	6,403,920	1.13	0.00 - 0.90	21.27 - 22.37
	2019	5,616,046	1.15	0.00 - 0.90	30.99 - 32.17
BHFTI CBRE Global Real Estate	2023	15,565,546	2.77	0.00 - 0.90	11.86 - 12.87
Sub-Account	2022	14,915,794	4.43	0.00 - 0.90	(25.39) - (24.71)
	2021	20,818,339	3.04	0.00 - 0.90	33.49 - 34.70
	2020	15,851,256	4.68	0.00 - 0.90	(5.63) - (4.78)
	2019	18,693,195	3.29	0.00 - 0.90	23.98 - 25.10

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS — (Continued)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Harris Oakmark International	2023	41,405,881	2.13	0.00 - 0.90	18.19 - 19.26
Sub-Account	2022	35,896,837	2.45	0.00 - 0.90	(16.54) - (15.78)
	2021	45,421,797	0.85	0.00 - 0.90	7.69 - 8.66
	2020	44,349,601	3.25	0.00 - 0.90	4.42 - 5.37
	2019	46,432,224	2.42	0.00 - 0.90	23.72 - 24.83
BHFTI Invesco Global Equity	2023	12,341,611	0.37	0.00 - 0.90	33.78 - 34.99
Sub-Account	2022	9,784,988	—	0.00 - 0.90	(32.31) - (31.70)
	2021	15,193,441	0.13	0.00 - 0.90	14.72 - 15.76
	2020	13,372,170	0.88	0.00 - 0.90	26.77 - 27.92
	2019	11,266,055	1.04	0.00 - 0.90	30.73 - 31.91
BHFTI Invesco Small Cap Growth	2023	7,652,425	—	0.00 - 0.90	11.33 - 12.33
Sub-Account	2022	7,273,632	—	0.00 - 0.90	(35.62) - (35.04)
	2021	11,655,070	—	0.00 - 0.90	6.16 - 7.12
	2020	10,851,318	0.09	0.00 - 0.90	55.83 - 57.24
	2019	7,068,268	—	0.00 - 0.90	23.52 - 24.64
BHFTI Loomis Sayles Growth	2023	46,987,237	—	0.00 - 0.90	50.71 - 52.06
Sub-Account	2022	32,526,723	—	0.00 - 0.90	(28.51) - (27.86)
	2021	48,495,882	0.20	0.00 - 0.90	17.60 - 18.66
	2020	43,110,770	0.83	0.00 - 0.90	31.35 - 32.54
	2019	34,721,631	1.05	0.00 - 0.90	22.72 - 23.83
BHFTI MFS® Research International	2023	82,392,450	1.74	0.00 - 0.90	12.04 - 13.05
Sub-Account	2022	77,647,918	2.08	0.00 - 0.90	(18.04) - (17.30)
	2021	99,338,947	1.15	0.00 - 0.90	10.98 - 11.98
	2020	93,495,573	2.44	0.00 - 0.90	12.26 - 13.27
	2019	86,644,652	1.59	0.00 - 0.90	27.54 - 28.69
BHFTI Morgan Stanley Discovery	2023	27,265,521	—	0.00 - 0.90	39.98 - 41.23
Sub-Account	2022	20,457,914	—	0.00 - 0.90	(62.81) - (62.47)
	2021	57,551,541	—	0.00 - 0.90	(11.34) - (10.54)
	2020	71,143,509	—	0.00 - 0.90	151.49 - 153.77
	2019	29,081,623	—	0.00 - 0.90	39.21 - 40.47
BHFTI PIMCO Inflation Protected Bond	2023	8,555,781	2.36	0.00 - 0.90	2.82 - 3.74
Sub-Account	2022	9,075,633	6.49	0.00 - 0.90	(12.39) - (11.60)
	2021	9,927,680	0.96	0.00 - 0.90	4.67 - 5.61
	2020	9,905,145	2.99	0.00 - 0.90	10.85 - 11.85
	2019	9,249,729	3.60	0.00 - 0.90	7.52 - 8.49
BHFTI PIMCO Total Return	2023	40,631,192	3.16	0.00 - 0.90	5.27 - 6.22
Sub-Account	2022	42,003,889	3.15	0.00 - 0.90	(15.11) - (14.34)
	2021	52,224,522	1.98	0.00 - 0.90	(2.02) - (1.13)
	2020	54,633,340	4.02	0.00 - 0.90	7.84 - 8.82
	2019	53,127,548	3.05	0.00 - 0.90	7.71 - 8.69
BHFTI SSGA Growth and Income ETF	2023	6,523,066	2.53	0.00 - 0.75	13.27 - 14.12
Sub-Account	2022	6,166,609	3.28	0.00 - 0.75	(15.72) - (15.09)
	2021	7,859,216	1.97	0.00 - 0.75	12.76 - 13.61
	2020	7,230,658	2.93	0.00 - 0.75	9.31 - 10.14
	2019	7,001,852	2.59	0.00 - 0.75	18.98 - 19.88

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS — (Continued)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI SSGA Growth ETF	2023	10,019,406	2.10	0.00 - 0.90	15.09 - 16.13
Sub-Account	2022	8,897,888	3.04	0.00 - 0.90	(16.43) - (15.67)
	2021	10,634,522	1.64	0.00 - 0.90	16.83 - 17.88
	2020	9,645,240	2.69	0.00 - 0.90	10.06 - 11.06
	2019	10,509,729	2.19	0.00 - 0.90	21.50 - 22.60
BHFTI T. Rowe Price Mid Cap Growth	2023	43,302,726	—	0.00 - 0.90	19.04 - 20.11
Sub-Account	2022	39,408,746	—	0.00 - 0.90	(23.03) - (22.33)
	2021	55,194,134	—	0.00 - 0.90	14.11 - 15.15
	2020	51,642,693	0.25	0.00 - 0.90	23.19 - 24.30
	2019	44,976,391	0.26	0.00 - 0.90	30.24 - 31.42
BHFTI Victory Sycamore Mid Cap Value	2023	33,061,867	1.65	0.00 - 0.90	9.22 - 10.20
Sub-Account	2022	31,892,166	1.88	0.00 - 0.90	(3.32) - (2.45)
	2021	33,594,084	1.29	0.00 - 0.90	30.95 - 32.13
	2020	26,854,618	1.63	0.00 - 0.90	6.90 - 7.87
	2019	27,054,740	1.31	0.00 - 0.90	28.19 - 29.35
BHFTII Baillie Gifford International Stock	2023	22,996,516	1.32	0.00 - 0.90	17.53 - 18.59
Sub-Account	2022	20,987,892	1.14	0.00 - 0.90	(29.24) - (28.60)
	2021	30,852,315	0.94	0.00 - 0.90	(1.64) - (0.76)
	2020	32,563,381	1.96	0.00 - 0.90	25.44 - 26.58
	2019	26,690,065	1.34	0.00 - 0.90	31.63 - 32.82
BHFTII BlackRock Bond Income	2023	116,208,008	3.16	0.00 - 0.90	4.89 - 5.84
Sub-Account	2022	115,496,634	2.90	0.00 - 0.90	(14.91) - (14.15)
	2021	139,255,640	2.68	0.00 - 0.90	(1.33) - (0.44)
	2020	149,313,915	3.66	0.00 - 0.90	7.62 - 8.60
	2019	140,940,807	3.72	0.00 - 0.90	8.84 - 9.83
BHFTII BlackRock Capital Appreciation	2023	278,951,421	0.04	0.00 - 0.90	48.28 - 49.61
Sub-Account	2022	201,025,383	—	0.00 - 0.90	(38.17) - (37.61)
	2021	343,559,217	—	0.00 - 0.90	20.12 - 21.20
	2020	304,220,974	—	0.00 - 0.90	39.40 - 40.66
	2019	232,012,188	0.21	0.00 - 0.90	31.66 - 32.85
BHFTII BlackRock Ultra-Short Term Bond	2023	30,357,035	1.66	0.00 - 0.90	4.11 - 5.05
Sub-Account	2022	29,074,794	—	0.00 - 0.90	0.54 - 1.44
	2021	31,458,508	0.34	0.00 - 0.90	(1.09) - (0.19)
	2020	35,799,475	1.95	0.00 - 0.90	(0.47) - 0.43
	2019	34,304,689	1.80	0.00 - 0.90	1.21 - 2.13
BHFTII Brighthouse Asset Allocation 20	2023	3,975,280	3.72	0.00 - 0.90	7.11 - 8.08
Sub-Account	2022	3,708,754	3.32	0.00 - 0.90	(13.33) - (12.54)
	2021	4,641,252	3.21	0.00 - 0.90	3.07 - 4.01
	2020	4,338,585	3.01	0.00 - 0.90	8.72 - 9.70
	2019	4,791,184	2.43	0.00 - 0.90	11.14 - 12.14
BHFTII Brighthouse Asset Allocation 40	2023	6,822,238	3.63	0.00 - 0.90	9.83 - 10.82
Sub-Account	2022	7,242,250	2.85	0.00 - 0.90	(14.40) - (13.63)
	2021	8,542,374	2.90	0.00 - 0.90	6.72 - 7.68
	2020	8,267,158	2.89	0.00 - 0.90	10.31 - 11.31
	2019	8,544,702	2.40	0.00 - 0.90	14.91 - 15.94

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS — (Continued)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset Allocation 60	2023	46,863,491	3.41	0.00 - 0.90	12.91 - 13.93
Sub-Account	2022	43,672,708	2.41	0.00 - 0.90	(15.93) - (15.17)
	2021	54,717,086	2.34	0.00 - 0.90	10.18 - 11.17
	2020	51,255,030	2.44	0.00 - 0.90	13.06 - 14.09
	2019	47,952,358	2.18	0.00 - 0.90	18.77 - 19.85
BHFTII Brighthouse Asset Allocation 80	2023	58,331,160	3.34	0.00 - 0.90	16.46 - 17.51
Sub-Account	2022	61,262,253	2.08	0.00 - 0.90	(18.45) - (17.71)
	2021	80,386,613	1.88	0.00 - 0.90	13.85 - 14.87
	2020	76,435,929	2.05	0.00 - 0.90	15.96 - 17.01
	2019	67,894,896	2.01	0.00 - 0.90	22.92 - 24.04
BHFTII Brighthouse/Artisan Mid Cap Value	2023	116,678,642	0.84	0.00 - 0.90	17.47 - 18.53
Sub-Account	2022	105,574,527	0.96	0.00 - 0.90	(13.40) - (12.62)
	2021	128,332,486	0.92	0.00 - 0.90	25.77 - 26.91
	2020	106,861,960	0.95	0.00 - 0.90	5.29 - 6.25
	2019	106,984,048	0.76	0.00 - 0.90	22.64 - 23.75
BHFTII Brighthouse/Wellington Balanced	2023	11,577,677	2.18	0.00 - 0.75	17.22 - 18.10
Sub-Account	2022	11,224,396	1.72	0.00 - 0.75	(17.70) - (17.08)
	2021	13,759,502	1.84	0.00 - 0.75	13.17 - 14.02
	2020	12,576,876	2.19	0.00 - 0.75	16.84 - 17.72
	2019	11,444,771	2.18	0.00 - 0.75	22.07 - 22.99
BHFTII Brighthouse/Wellington Core Equity	2023	328,392,005	1.44	0.00 - 0.90	6.70 - 7.66
Opportunities Sub-Account	2022	328,996,870	1.46	0.00 - 0.90	(5.93) - (5.08)
	2021	369,502,556	1.39	0.00 - 0.90	23.31 - 24.43
	2020	318,494,851	1.61	0.00 - 0.90	10.27 - 11.27
	2019	308,154,859	1.61	0.00 - 0.90	29.76 - 30.94
BHFTII Frontier Mid Cap Growth	2023	3,633,161	—	0.00 - 0.75	17.12 - 18.00
Sub-Account	2022	3,395,963	—	0.00 - 0.90	(28.68) - (28.15)
	2021	5,528,488	—	0.00 - 0.90	13.65 - 14.68
	2020	5,312,965	—	0.00 - 0.90	30.51 - 31.70
	2019	4,890,098	—	0.00 - 0.90	31.94 - 33.13
BHFTII Jennison Growth	2023	27,917,787	—	0.00 - 0.90	51.90 - 53.26
Sub-Account	2022	17,746,316	—	0.00 - 0.90	(39.42) - (38.87)
	2021	30,682,857	—	0.00 - 0.90	16.12 - 17.17
	2020	28,411,368	0.21	0.00 - 0.90	55.39 - 56.80
	2019	18,150,531	0.45	0.00 - 0.90	31.64 - 32.83
BHFTII Loomis Sayles Small Cap Core	2023	151,647,713	0.19	0.00 - 0.90	16.42 - 17.46
Sub-Account	2022	138,182,840	—	0.00 - 0.90	(15.82) - (15.06)
	2021	172,702,127	0.08	0.00 - 0.90	20.86 - 21.95
	2020	150,416,656	0.13	0.00 - 0.90	11.06 - 12.07
	2019	144,837,269	0.03	0.00 - 0.90	24.41 - 25.54
BHFTII Loomis Sayles Small Cap Growth	2023	11,519,737	—	0.00 - 0.90	10.91 - 11.91
Sub-Account	2022	10,920,792	—	0.00 - 0.90	(23.65) - (22.96)
	2021	15,176,364	—	0.00 - 0.90	9.02 - 10.00
	2020	14,276,874	—	0.00 - 0.90	33.14 - 34.34
	2019	11,239,585	—	0.00 - 0.90	25.74 - 26.88

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS — (Continued)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Aggregate Bond Index	2023	134,935,931	2.93	0.00 - 0.90	4.26 - 5.20
Sub-Account	2022	132,157,203	2.79	0.00 - 0.90	(13.87) - (13.09)
	2021	157,231,166	2.54	0.00 - 0.90	(2.81) - (1.93)
	2020	164,471,623	2.97	0.00 - 0.90	6.25 - 7.21
	2019	155,327,893	3.14	0.00 - 0.90	7.66 - 8.64
BHFTII MetLife Mid Cap Stock Index	2023	29,261,425	1.31	0.00 - 0.90	15.05 - 16.08
Sub-Account	2022	26,435,659	1.11	0.00 - 0.90	(14.03) - (13.26)
	2021	32,579,761	1.08	0.00 - 0.90	23.28 - 24.40
	2020	27,110,469	1.42	0.00 - 0.90	12.38 - 13.39
	2019	26,136,302	1.39	0.00 - 0.90	24.82 - 25.95
BHFTII MetLife MSCI EAFE® Index	2023	13,261,680	2.55	0.00 - 0.90	16.88 - 17.93
Sub-Account	2022	12,093,600	3.71	0.00 - 0.90	(15.24) - (14.47)
	2021	15,348,712	1.80	0.00 - 0.90	9.73 - 10.72
	2020	14,473,231	3.14	0.00 - 0.90	6.88 - 7.85
	2019	14,244,409	2.69	0.00 - 0.90	20.84 - 21.93
BHFTII MetLife Russell 2000® Index	2023	26,180,322	1.32	0.00 - 0.90	15.76 - 16.80
Sub-Account	2022	24,108,390	1.07	0.00 - 0.90	(20.94) - (20.23)
	2021	33,156,154	0.99	0.00 - 0.90	13.49 - 14.52
	2020	30,043,394	1.33	0.00 - 0.90	18.55 - 19.62
	2019	26,787,121	1.19	0.00 - 0.90	24.50 - 25.62
BHFTII MetLife Stock Index	2023	246,601,803	1.38	0.00 - 0.90	24.81 - 25.94
Sub-Account	2022	210,261,725	1.29	0.00 - 0.90	(19.03) - (18.30)
	2021	278,772,526	1.50	0.00 - 0.90	27.21 - 28.36
	2020	232,477,945	1.86	0.00 - 0.90	17.04 - 18.10
	2019	212,574,953	2.12	0.00 - 0.90	29.97 - 31.15
BHFTII MFS® Total Return	2023	80,900,204	2.20	0.00 - 0.90	9.42 - 10.40
Sub-Account	2022	79,097,947	1.83	0.00 - 0.90	(10.44) - (9.63)
	2021	93,298,092	1.87	0.00 - 0.90	13.19 - 14.22
	2020	86,691,452	2.47	0.00 - 0.90	8.78 - 9.76
	2019	84,605,944	2.38	0.00 - 0.90	19.29 - 20.37
BHFTII MFS® Value	2023	98,373,031	1.86	0.00 - 0.90	7.18 - 8.15
Sub-Account	2022	96,427,386	1.72	0.00 - 0.90	(6.82) - (5.98)
	2021	109,272,814	1.55	0.00 - 0.90	24.42 - 25.54
	2020	93,386,324	1.98	0.00 - 0.90	3.03 - 3.96
	2019	95,374,515	1.92	0.00 - 0.90	28.97 - 30.13
BHFTII Neuberger Berman Genesis	2023	62,129,862	0.13	0.00 - 0.90	14.49 - 15.53
Sub-Account	2022	58,049,381	—	0.00 - 0.90	(19.88) - (19.15)
	2021	75,897,257	0.08	0.00 - 0.90	17.35 - 18.41
	2020	67,447,253	0.18	0.00 - 0.90	23.98 - 25.11
	2019	57,979,595	0.23	0.00 - 0.90	28.52 - 29.68
BHFTII T. Rowe Price Large Cap Growth	2023	40,652,960	—	0.00 - 0.90	45.50 - 46.81
Sub-Account	2022	30,508,114	—	0.00 - 0.90	(41.00) - (40.46)
	2021	55,347,456	—	0.00 - 0.90	19.15 - 20.22
	2020	48,511,005	0.23	0.00 - 0.90	35.72 - 36.95
	2019	40,222,158	0.42	0.00 - 0.90	29.81 - 30.99

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

6.  FINANCIAL HIGHLIGHTS — (Concluded)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII T. Rowe Price Small Cap Growth	2023	15,134,083	0.06	0.00 - 0.90	20.48 - 21.57
Sub-Account	2022	13,548,952	0.22	0.00 - 0.90	(22.85) - (22.15)
	2021	18,735,857	0.03	0.00 - 0.90	10.67 - 11.67
	2020	18,209,383	0.20	0.00 - 0.90	23.22 - 24.34
	2019	16,814,784	0.05	0.00 - 0.90	31.97 - 33.16
BHFTII Western Asset Management Strategic Bond	2023	38,198,005	6.63	0.00 - 0.90	8.46 - 9.44
Opportunities Sub-Account	2022	38,017,844	6.02	0.00 - 0.90	(17.40) - (16.66)
	2021	47,871,088	3.73	0.00 - 0.90	1.90 - 2.82
	2020	48,619,679	5.89	0.00 - 0.90	5.95 - 6.92
	2019	48,525,835	4.85	0.00 - 0.90	13.46 - 14.49
BHFTII Western Asset Management U.S. Government	2023	9,922,801	2.62	0.00 - 0.90	3.93 - 4.87
Sub-Account	2022	10,016,131	2.28	0.00 - 0.90	(9.82) - (9.01)
	2021	10,477,891	2.69	0.00 - 0.90	(2.40) - (1.52)
	2020	12,197,442	3.10	0.00 - 0.90	4.30 - 5.24
	2019	8,091,352	2.82	0.00 - 0.90	5.08 - 6.03
Fidelity® VIP Equity-Income	2023	123,371,507	1.91	0.00 - 0.90	9.66 - 10.65
Sub-Account	2022	120,805,675	1.89	0.00 - 0.90	(5.81) - (4.96)
	2021	132,893,458	1.90	0.00 - 0.90	23.77 - 24.89
	2020	113,979,166	1.82	0.00 - 0.90	5.74 - 6.69
	2019	116,483,006	2.00	0.00 - 0.90	26.30 - 27.44

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Sub-Account invests.

2  These amounts represent annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of cash values and expenses of the underlying fund or portfolio have been excluded.

3  The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

New England Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc. December 31, 2023, 2022, and 2021)

Index to Statutory Basis Financial Statements

1

Deloitte & Touche LLP

650 S Tryon Street,

Suite 1800 Charlotte, NC 28202

USA

Tel: +1 704 887 1500

Fax: +1 704 887 1570

www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of
New England Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of New England Life Insurance Company (a wholly-owned subsidiary of Brighthouse Financial, Inc.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements.

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Commonwealth of Massachusetts Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management

2

is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•  Exercise professional judgment and maintain professional skepticism throughout the audit.

•  Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, supplemental schedule of investment risks interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

April 10, 2024

3

New England Life Insurance Company
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2023 and 2022

(In millions, except share data)

	2023	2022
Admitted Assets
Bonds	$889	$937
Mortgage loans	34	59
Cash, cash equivalents and short-term investments	53	53
Contract loans	393	384
Derivative assets	11	13
Other invested assets	17	16
Total invested assets	1,397	1,462
Investment income due and accrued	17	17
Premiums and annuity considerations deferred and uncollected	8	5
Net deferred tax asset	18	18
Other assets	49	80
Total assets excluding Separate Accounts	1,489	1,582
Separate Account assets	6,581	6,085
Total Admitted Assets	$8,070	$7,667
Liabilities and Capital and Surplus
Liabilities
Reserves for life and health insurance and annuities	$1,032	$1,064
Liability for deposit-type contracts	10	11
Dividends due to policyholders	2	2
Interest maintenance reserve	3	13
Other policy liabilities	53	41
Asset valuation reserve	11	12
Payable for collateral received	11	12
Funds held under reinsurance treaties	65	69
Employee benefit plans	83	82
Net transfers to (from) Separate Accounts due and accrued	(5)	(6)
Amounts withheld or retained as agent or trustee	57	56
Other liabilities	26	34
Total liabilities excluding Separate Accounts	1,348	1,390
Separate Account liabilities	6,581	6,085
Total Liabilities	7,929	7,475
Capital and Surplus
Capital stock (par value $125 per share, 50,000 shares authorized, 20,000 issued and outstanding)	3	3
Paid-in surplus	2	2
Unassigned surplus (deficit)	136	187
Total Capital and Surplus	141	192
Total Liabilities and Capital and Surplus	$8,070	$7,667

See accompanying notes to statutory financial statements

4

New England Life Insurance Company

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2023, 2022, and 2021

(In millions)

	2023	2022	2021
Income
Premiums and annuity considerations	$85	$91	$91
Considerations for supplementary contracts and dividend accumulations	3	5	6
Net investment income	62	63	65
Reserve adjustments on reinsurance ceded	(301)	(317)	(581)
Other income (loss)	123	132	199
Total income	(28)	(26)	(220)
Benefits and Expenses
Benefit payments	422	401	508
Changes to reserves, deposit funds and other policy liabilities	(27)	(31)	9
Insurance expenses and taxes (other than Federal income and capital gains taxes)	57	43	57
Net transfers to (from) Separate Accounts	(530)	(529)	(838)
Total benefits and expenses before dividends to policyholders	(78)	(116)	(264)
Gain (loss) from operations before dividends to policyholders and Federal income tax	50	90	44
Dividends to policyholders	3	2	4
Gain (loss) from operations before Federal income tax	47	88	40
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	7	4	2
Gain (loss) from operations	40	84	38
Net realized capital gains (losses), net of Federal income tax and interest maintenance reserve transfer	1	(1)	2
Net Income (Loss)	41	83	40
Changes in Capital and Surplus
Change in General Account net unrealized capital gains (losses)	(1)	(1)	—
Change in net deferred income tax	1	(7)	(3)
Change in nonadmitted assets	(5)	12	—
Change in asset valuation reserve	1	1	—
Change in surplus as a result of reinsurance	(3)	(3)	(3)
Dividends to stockholder	(84)	(38)	(44)
Other — net	(1)	6	(2)
Net Change in Capital and Surplus	(51)	53	(12)
Capital and Surplus at Beginning of Year	192	139	151
Capital and Surplus at End of Year	$141	$192	$139

See accompanying notes to statutory financial statements

5

New England Life Insurance Company

Statutory Statements of Cash Flow
For the Years Ended December 31, 2023, 2022, and 2021

(In millions)

	2023	2022	2021
Cash from operations
Premiums and annuity considerations, net of reinsurance, received	$90	$102	$191
Net investment income received	60	61	64
Other income (loss) received	119	132	152
Total receipts	269	295	407
Benefits paid	695	745	1,100
Insurance expenses and taxes paid (other than Federal income and capital gains taxes)	61	48	101
Net transfers to (from) Separate Accounts	(532)	(533)	(841)
Dividends paid to policyholders	3	3	4
Federal income tax paid (recovered) (net of tax on capital gains and losses)	(9)	23	7
Total payments	218	286	371
Net cash provided by (used in) operations	51	9	36
Cash from investments
Proceeds from invested assets sold, matured or repaid	120	85	183
Cost of invested assets acquired	(57)	(73)	(115)
Net change in contract loans	(9)	11	12
Net cash provided by (used in) investments	54	23	80
Cash from financing and other sources
Dividends to stockholder	(84)	(38)	(44)
Net change in deposit-type contracts	(1)	(1)	(1)
Net change in payable for collateral received	(1)	—	(2)
Other-net	(19)	(20)	(46)
Net cash provided by (used in) financing and other sources	(105)	(59)	(93)
Net change in cash, cash equivalents and short-term investments	—	(27)	23
Cash, cash equivalents and short-term investments:
Beginning of year	53	80	57
End of year	$53	$53	$80
Supplemental disclosures of cash flow information for non-cash transactions:
Initial settlement of ceded premiums related to reinsurance agreement	$—	$—	$(92)
Initial settlement of funds withheld related to reinsurance agreement	$—	$—	$50
Initial settlement of commissions related to reinsurance agreement	$—	$—	$42

See accompanying notes to statutory financial statements

6

New England Life Insurance Company

Notes to Statutory Financial Statements
For the Years Ended December 31, 2023, 2022, and 2021

Note 1 — Summary of Significant Accounting Policies

Business

The New England Life Insurance Company (the "Company") is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("Brighthouse"). The Company is domiciled in the Commonwealth of Massachusetts ("Massachusetts") and is licensed to transact insurance business in, and is subject to regulation by, all 50 states and the District of Columbia.

The Company does not currently write new insurance business. The Company has in-force variable and universal life insurance policies, fixed and variable annuities, participating and non-participating traditional life insurance policies, pension products, and group life and disability policies. The Company also has in-force a small block of health insurance policies, which are administered by a third party.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commissioner of Insurance in the Massachusetts Division of Insurance (the "Division"). The Division requires that insurance companies domiciled in Massachusetts prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP").

The Division has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, referred to in these statutory financial statements as Massachusetts Statutory Accounting Principles ("MA SAP"), none of which affect the financial statements of the Company.

MA SAP comprises a basis of accounting which differs from generally accepted accounting principles ("GAAP"). The more significant differences are as follows:

•  Policy acquisition costs are charged to expense as incurred under MA SAP; whereas under GAAP, certain policy acquisition costs are deferred and amortized over the estimated lives of the contracts in a manner that approximates a straight-line basis over the expected life of the related contracts;

•  Insurance reserves are determined using prescribed factors for mortality, lapses and interest without consideration of company experience, or using a principles based reserve method equal to the higher of reserves using prescribed factors and reserves that consider a wide range of future economic conditions, as well as, company experience. Under GAAP, reserves are determined based upon best estimates as of the date the policy is issued, or the account value plus a reserve for additional benefits, that is either based on current assumptions or measured at fair value with an adjustment for non-performance risk;

•  Certain assets designated as nonadmitted assets are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit) including a portion of deferred income tax assets ("DTA"), certain prepaid assets;

•  Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for MA SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances;

•  Certain reinsurance agreements are accounted for as reinsurance under both MA SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under MA SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. MA SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential. Assets and liabilities as a result of reinsurance transactions are netted under MA SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under MA SAP but are reported as a reduction of commission expense under GAAP;

7

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

•  Investments in bonds are generally carried at amortized cost under MA SAP. Under GAAP, investments in bonds and preferred stocks have one of three classifications. Those classified as held-to-maturity are carried at amortized cost, those classified as available-for-sale are carried at estimated fair value with adjustments for changes in estimated fair value recorded as a component of equity and those classified as trading are carried at estimated fair value with adjustments for changes in estimated fair value recorded through earnings;

•  Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral. If the estimated fair value of the impaired loan subsequently increases, the mortgage loan's carrying value may not be adjusted to reflect this increase in value. Under GAAP, impaired mortgage loans may also be assessed using observable market price or discounted cash flow ("DCF") methodologies using the loan's original effective interest rate. If the value of the impaired mortgage loan subsequently increases, under GAAP, the mortgage loan's carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance;

•  An asset valuation reserve ("AVR") liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required;

•  An Interest Maintenance Reserve ("IMR") is established to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, available-for-sale bonds and mortgage loan gains and losses on disposal are reported in earnings in the period that the assets are sold;

•  Derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus, except for: (i) income generation derivatives, which are carried at cost; (ii) derivatives used in replication synthetic asset transactions ("RSATs"), which are carried at amortized cost; and (iii) exchange-traded futures, which are carried at the amount of cash deposits outstanding. Under GAAP, if a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses);

•  Deferred income tax is calculated based on temporary differences between MA SAP and tax-basis reporting, subject to certain asset admission limitations for DTAs, rather than the difference between GAAP and tax-basis reporting, without asset admission limitations;

•  For loss contingencies, when no amount within management's estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different;

•  Gains on certain economic transactions with related parties, defined as arm's-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under MA SAP rather than deferred until the assets are sold to third parties as required under GAAP;

•  Under MA SAP, liabilities reported or disclosed at fair value do not incorporate the Company's non-performance risk, as they do in GAAP.

Accounting Changes and Correction of Errors

The Company had no accounting changes or correction of errors during 2023.

Reclassifications

Certain amounts in the 2022 and 2021 statutory financial statements were reclassified to conform with the 2023 presentation.

GAAP Equity and Income (Unaudited)

GAAP consolidated net income attributable to the Company was $26 million, ($21) million, and ($55) million for the years ended December 31, 2023, 2022, and 2021, respectively. GAAP consolidated stockholder's equity attributable to the Company was $178 million, $335 million, and $537 million at December 31, 2023, 2022, and 2021, respectively.

8

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Use of Estimates

The preparation of financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. Management is also required to disclose contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. Other-than-temporary impairment ("OTTI") losses are recorded as realized capital losses, the cost basis of the investment is reduced and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the constant yield method taking into consideration specified interest and principal provisions over the life of the bonds or estimated timing and amount of prepayments of underlying loans for commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and asset-backed securities ("ABS") (collectively "loan-backed securities"). Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities and ABS are estimated using inputs obtained from third party specialists and are based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities and ABS, the effective yield is recalculated on a retrospective basis.

The NAIC has adopted revised designation methodologies for loan-backed securities based on the NAIC's estimate of expected losses on such securities. The revised designation methodologies resulted in certain loan-backed securities having an initial NAIC designation and a final NAIC designation, which were used for determining the carrying value of the security and for annual statement and risk-based capital ("RBC") reporting, respectively. Loan-backed securities with initial NAIC designations of 1 through 5 are stated at amortized cost. Loan-backed securities with an initial NAIC designation of 6 are stated at the lower of amortized cost or estimated fair value and are reported in accordance with the final NAIC designations.

The Company periodically evaluates bonds for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 3 " — Evaluating Temporarily Impaired Bonds for OTTI." Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company's intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost; (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities and ABS; (viii) the potential for impairments due to weakening foreign currencies on foreign currency denominated bonds that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

The Company recognizes an OTTI loss in earnings for a loan-backed security in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the entire difference between the security's amortized cost and its estimated fair value only when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. Non-interest related OTTI losses are recorded through the AVR and interest related losses through the

9

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

IMR. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss.

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of loans are recorded in net realized capital gains (losses).

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial and agricultural. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

Specific valuation allowances are established using the same methodology for both portfolio segments and a common evaluation framework is used for establishing general valuation allowances for the loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loans being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan's underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. Changes in these loan specific valuation allowances are reported within net realized capital gains (losses). General valuation allowances are established for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loans with similar loan- to-value or similar debt service coverage ratio factors. A loss contingency exists when, based on experience, it is probable that a credit event has occurred and the amount of credit loss can be reasonably estimated. These evaluations are based upon several loan portfolio segment specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years or more of historical experience in these evaluations. These evaluations are revised as conditions change and new information becomes available. The general valuation allowance is established when the amount of the loan loss contingency is greater than the mortgage component of the AVR, and the amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the loss contingency amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

All commercial loans are monitored on an ongoing basis which may include an analysis of the property's financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial loans focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews of the agricultural loan portfolio on a geographic and sector basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its

10

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

commercial loan portfolio. Loan-to- value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

The Company may grant concessions related to a particular borrower's financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the recurring portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase, are stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at date of purchase and are generally stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Contract loans are stated at unpaid principal balance. If the unpaid balance of the loan exceeds the cash surrender value or policy reserves, the excess of the unpaid balance of the loan over the cash surrender value or policy reserves is evaluated for collectability. If the amount is considered uncollectible, it is written off as a reduction of net investment income in the Statutory Statements of Operations and Changes in Capital and Surplus during the period it is determined to be uncollectible. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Other invested assets consist primarily of other limited partnership interests and joint ventures. Other limited partnership interests and joint ventures are carried at the underlying audited GAAP equity, with the Company's share of undistributed earnings and losses included in change in General Account net unrealized capital gains (losses) which is credited or charged directly to surplus. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividend and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the partnerships' unrealized losses for recoverability. In addition to the partnerships performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. All of the Company's derivatives are bilateral contracts between two counterparties ("OTC-bilateral"). The Company uses swaps

11

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

and forwards to manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital. To a lesser extent, the Company may use credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market (referred to herein as Replication Synthetic Asset Transactions ("RSATs")).

MA SAP restricts the Company's use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments. The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

To qualify for hedge accounting under SSAP No. 86, Derivatives ("SSAP 86"), at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability ("cash flow hedge"). In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and estimated fair value derivatives that hedge various assets and liabilities including bonds and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

The Company carries RSATs at amortized cost. Upon termination of an RSAT, the gain or loss on the derivative is realized but is subject to the IMR.

12

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance, universal life plans and certain term plans are computed on the Net Premium Method or Commissioners' Reserve Valuation Method as appropriate. Reserves for individual annuity contracts are computed on the Net Level Premium Method, the Net Single Premium Method, Commissioners' Annuity Reserve Valuation Method or VM-21 as appropriate. Reserves for group annuity contracts are computed on the Net Single Premium Method or VM-21 as appropriate. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by Massachusetts Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. Primarily, the changes in methodologies and procedures, or changes in "valuation basis," are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves, including certain actuarial assumptions, are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

Dividends Due to Policyholders

Policyholder dividends are determined annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the General Account and Separate Account investments, where required. An AVR is established for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account and any Separate Accounts, not carried at estimated fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related Federal income tax. IMR amortization, as calculated under the Grouped Method as specified by MA SAP, is included in net investment income. Net realized capital gains (losses) are presented net of Federal income tax expense or benefit and IMR transfer.

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract. Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

Benefits and Expenses

Expenses, including policy acquisition costs and Federal income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

The Company accrues for policyholder dividends and accounts for them under various methods dependent upon the dividend type. Cash option dividends are recognized when earned and paid in cash on the policy anniversary date. Reduced annual premium option dividends earned on the policy anniversary date are credited against the next premium. Paid up additions option dividends earned on the policy anniversary date are applied to buy paid up insurance in the form of a single premium. Dividend accumulation option dividends are recognized when earned by policyholders, remain on deposit with the Company and earn interest. Terminal dividends are recognized when earned and paid at death or maturity of policy.

Foreign Currency Translation

The Company also holds investments denominated in foreign currencies, which are carried at the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company's investments in investments denominated in foreign currencies due to changes in exchange rates between years are recorded as a change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

13

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Separate Account Operations

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (generally stated at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities. Investment income and realized and unrealized capital gains and losses on the investments of the Separate Accounts, accrue directly to contract holders and accordingly, are not reflected in the Company's Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

Income Tax

For the years ended December 31, 2021 and December 31, 2022, the Company filed a stand-alone Federal income tax return. Brighthouse and certain of its subsidiaries, including the Company (collectively the "Consolidating Companies"), intend to file a consolidated return for the year ended December 31, 2023 and future years. In furtherance thereof, such parties intend to join a new tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefits for losses.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTA and deferred tax liabilities ("DTL"), subject to certain limitations. Changes in DTA and DTL, including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

DTA are limited to: (i) the amount of Federal income tax paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service ("IRS") tax loss carryback provisions, not to exceed three years; (ii) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus for the current reporting period's statement, adjusted to exclude any net DTA, electronic data processing equipment and operating software and any net positive goodwill plus; (iii) the amount of remaining gross DTA that can be offset against existing gross DTL. Any remaining DTA are nonadmitted.

The realization of DTA depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that DTA will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

•  the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

•  the jurisdiction in which the DTA was generated;

•  the length of time that carryforwards can be utilized in the various taxing jurisdictions;

•  future taxable income exclusive of reversing temporary differences and carryforwards;

•  future reversals of existing taxable temporary differences;

•  taxable income in prior carryback years; and

•  tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTA significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax

14

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm's-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., "permanence." Non-economic transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or estimated fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at the estimated fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at estimated fair value at the date of the transaction. A transaction involving services between related parties is recorded at the amount charged and is generally subject to regulatory approval.

Note 2 — Fair Value Information

Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Estimated Fair Value of All Financial Instruments

Information related to the estimated fair value of financial instruments is shown below at December 31, (in millions):

	2023
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$789	$889	$29	$760	$—
Mortgage loans	31	34	—	—	31
Cash, cash equivalents and short-term investments	53	53	53	—	—
Contract loans	481	393	—	39	442
Derivative assets (1)	10	11	—	10	—
Other invested assets	2	2	—	2	—
Investment income due and accrued	17	17	—	17	—
Separate Account assets	6,581	6,581	—	6,581	—
Total assets	$7,964	$7,980	$82	$7,409	$473
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$10	$10	$—	$—	$10
Payable for collateral received	11	11	—	11	—
Investment contracts included in Separate Account liabilities	2	2	—	2	—
Total liabilities	$23	$23	$—	$13	$10

15

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

	2022
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$806	$937	$47	$759	$—
Mortgage loans	56	59	—	—	56
Cash, cash equivalents and short-term investments	53	53	53	—	—
Contract loans	463	384	—	39	424
Derivative assets (1)	13	13	—	13	—
Other invested assets	2	2	—	2	—
Investment income due and accrued	17	17	—	17	—
Separate Account assets	6,085	6,085	—	6,085	—
Total assets	$7,495	$7,550	$100	$6,915	$480
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$11	$11	$—	$—	$11
Payable for collateral received	12	12	—	12	—
Investment contracts included in Separate Account liabilities	2	2	—	2	—
Total liabilities	$25	$25	$—	$14	$11

(1)  Classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 —  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 —  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Determination of Estimated Fair Value

The Company defines estimated fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In general, the estimated fair value of investments classified within Level 1 are based on quoted prices in active markets that are readily and regularly obtainable. These investments are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment. Investments classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use

16

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing such investments to be classified in Level 3.

Bonds, Cash, Cash Equivalents and Short-term Investments

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash approximates carrying value, due to the nature of cash, it is classified as Level 1.

For Level 2 assets, estimated fair values are determined using an income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, and duration for Level 2 assets. Privately-placed securities are valued using additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

Contract Loans

The estimated fair value for contract loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, using observable inputs and is classified as Level 2. For contract loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar contract loans determined based on the nature of the underlying insurance liabilities, using unobservable inputs and is classified in Level 3.

Derivatives

For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, estimated fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect the net change in capital and surplus.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and

17

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Other Invested Assets

The estimated fair value of other invested assets is determined using the methodologies as described in the above sections titled "Bonds, Cash, Cash Equivalents and Short-term Investments", based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified as Level 2.

Separate Account Assets and Investment Contracts Included in Separate Account Liabilities

For Separate Account assets classified as Level 2 assets, estimated fair values are determined using either a market or income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary input being quoted securitization market price determined principally by independent pricing services using observable inputs or quoted prices or reported net asset value ("NAV") provided by the fund managers.

Investment contracts included in Separate Account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts. The carrying value of these Separate Account liabilities, which represents an equivalent summary total of the Separate Account assets supporting these liabilities, approximates the estimated fair value. These investment contracts are classified as Level 2 to correspond with the Separate Account assets backing the investment contracts.

The difference between the estimated fair value of investment contracts included in Separate Account liabilities in the table above and the total recognized in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds represents amounts due under contracts that are accounted for as insurance contracts.

Investment Contracts Included in Liability for Deposit-Type Contracts

The estimated fair value of investment contracts included in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities, with consideration of the Company's non-performance risk (own-credit risk) not reflected in the fair value calculation. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Received

The estimated fair value of amounts payable for collateral received approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31, (in millions):

	2023
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	6,581	—	6,581
Total assets	$—	$6,583	$—	$6,583

18

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

	2022
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	6,085	—	6,085
Total assets	$—	$6,087	$—	$6,087

(1)  Derivative assets presented in the table above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude derivatives carried at amortized cost, which include highly effective derivatives and RSATs.

(2)  Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (stated generally at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities.

See "Determination of Estimated Fair Value" above for a description of the valuation technique(s) and the inputs used in the estimated fair value measurement for assets and liabilities measured and reported at estimated fair value.

Note 3 — Investments

Bonds by Sector

The following table presents the book/adjusted carrying value, gross unrealized gains and losses and estimated fair value of bonds owned at December 31, (in millions):

	2023				2022
	Book/ Adjusted Carrying	Gross Unrealized		Estimated	Book/ Adjusted Carrying	Gross Unrealized		Estimated Fair
	Value	Gains	Losses	Fair Value	Value	Gains	Losses	Value
Bonds
U.S. corporate	$481	$—	$66	$415	$536	$—	$89	$447
U.S. government and agency	95	1	5	91	111	1	6	106
Foreign corporate	86	—	5	81	87	—	8	79
CMBS	83	—	12	71	85	—	11	74
State and political subdivision	72	—	10	62	71	1	13	59
RMBS	67	1	4	64	41	—	5	36
ABS	5	—	—	5	6	—	1	5
Total bonds	$889	$2	$102	$789	$937	$2	$133	$806

The Company did not hold any non-income producing bonds at December 31, 2023 or 2022.

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows at December 31, 2023 (in millions):

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$24	$23
Due after one year through five years	205	195
Due after five years through ten years	151	145
Due after ten years	354	286
Subtotal	734	649
Loan-backed securities	155	140
Total	$889	$789

19

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. Loan-backed securities are shown separately, as they are not due at a single maturity.

Cash equivalents and short-term investments have contractual maturities of one year or less.

Continuous Gross Unrealized Losses for Bonds — By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31, (in millions, except number of securities):

	2023				2022
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate	$9	$—	$389	$66	$368	$75	$68	$14
U.S. government and agency	30	—	25	5	78	6	—	—
Foreign corporate	—	—	69	5	42	3	26	5
CMBS	—	—	71	12	65	9	9	2
State and political subdivision	—	—	55	10	47	11	8	2
RMBS	5	—	16	4	26	4	3	1
ABS	—	—	5	—	—	—	5	1
Total bonds	$44	$—	$630	$102	$626	$108	$119	$25
Total number of securities in an unrealized loss position	14		250		230		64

Loan-backed Security Holdings — OTTI Losses

The Company did not impair any loan-backed securities to estimated fair value during the year ended December 31, 2023 because of either (i) an intent to sell the security or (ii) the inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost.

At December 31, 2023, the loan-backed securities for which the Company recognized an OTTI loss during the year ended December 31, 2023, measured as the difference between amortized cost and estimated present value of projected future cash flows to be collected, were as follows (in whole dollars):

CUSIP		Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Estimated Fair Value at Time of OTTI	Date of Financial Statement Where Reported
61751	JAK7	$1,097,957	$1,079,597	$18,360	$1,079,597	$1,031,647	3/31/2023
61751	JAK7	$1,070,584	$1,040,239	30,345	$1,040,239	$1,004,125	6/30/2023
61751	JAK7	$1,024,876	$1,005,424	19,453	$1,005,424	$928,386	9/30/2023
61751	JAK7	$992,177	$976,743	15,434	$976,743	$924,023	12/31/2023
Total				$83,592

Evaluating Temporarily Impaired Bonds for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. These securities were included in the Company's OTTI review process. With respect to loan-backed securities in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future impairments will depend primarily on economic fundamentals, issuer performance (including changes in

20

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

estimated present value of projected future cash flows to be collected) and changes in credit ratings, collateral valuations, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds decreased $31 million during the year ended December 31, 2023 to $102 million from $133 million at December 31, 2022. The decrease in gross unrealized losses for the year ended December 31, 2023 was primarily attributable to narrowing credit spreads.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31, (dollars in millions):

	2023		2022
	Amount	Percent	Amount	Percent
Agricultural	$30	88%	$32	54%
Commercial	4	12	27	46
Total mortgage loans, net	$34	100%	$59	100%

The Company had mortgage loan participations of $4 million at both December 31, 2023 and 2022.

Valuation Allowance by Portfolio Segment

At both December 31, 2023 and 2022, there were no valuation allowances on mortgage loans.

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate located in the United States and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company's total mortgage loans at December 31, 2023 were as follows:

State	Percent of Total Mortgage Loans
California	32%
Florida	25
Illinois	22
Missouri	8
Total	87%

Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company's standards. The Company did not originate any mortgage loans during the years ended December 31, 2023 and 2022.

The Company did not reduce interest rates on mortgage loans during the year ended December 31, 2023. The Company reduced interest rates on mortgage loans by 2.1% with a recorded investment of $2 million during the year ended December 31, 2022.

Credit Quality of Agricultural Mortgage Loans

Information about the credit quality of agricultural mortgage loans is presented below at December 31, (dollars in millions):

	2023		2022
Loan-to-value ratios:	Recorded Investment	% of Total	Recorded Investment	% of Total
Less than 65%	$30	100%	$32	100%

21

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31, (dollars in millions):

	2023
	Recorded Investment
Loan-to-value ratios:	Debt-Service Coverage Ratio >1.20x	Debt-Service Coverage Ratio <1.00x	Total	% of Total
Less than 65%	$2	$—	$2	55%
65% to 75%	1	—	1	33
Greater than 80%	1	—	1	12
Total	$4	$—	$4	100%
	2022
	Recorded Investment
Loan-to-value ratios:	Debt-Service Coverage Ratio >1.20x	Debt-Service Coverage Ratio <1.00x	Total	% of Total
Less than 65%	$2	$1	$3	13%
65% to 75%	23	—	23	85
Greater than 80%	1	—	1	2
Total	$26	$1	$27	100%

Age Analysis and Nonaccrual Status of Mortgage Loans

The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as current at both December 31, 2023 and 2022. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at either December 31, 2023 or 2022.

Impaired Mortgage Loans

The Company had no impaired mortgage loans at either December 31, 2023 or 2022.

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company had no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2023, or 2022.

Concentrations of Credit Risk

The following table presents the book/adjusted carrying value of investments in any counterparty that were greater than 10% of surplus at December 31, (in millions):

	2023	2022
U.S government and agency securities	$97	$112
New York state and political subdivision bonds	17	—
California state and political subdivision bonds	17	—
Kite Reality Trust Group	15	—
Total	$146	$112

22

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Restricted Assets

The table below provides a summary of restricted assets, all of which are included in the General Account, at book/adjusted carrying value at December 31, (dollars in millions):

	2023			2022
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
State deposits	$3	0.0%	0.0%	$3	0.0%	0.0%

Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31, (in millions):

		2023			2022
Primary Underlying Risk Exposure	Instrument Type	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value
Foreign currency exchange rate	Foreign currency swaps	$56	$11	$10	$57	$13	$13

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Hedging

Cash Flow Hedges

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the effectiveness requirements of SSAP 86.

All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

For the years ended December 31, 2023, 2022, and 2021 there were no gains (losses) related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company may discontinue cash flow hedge accounting because it is no longer probable that the original forecasted transactions will occur by the end of the originally specified time period or within two months of the anticipated date. For the years ended December 31, 2023, 2022, and 2021 there were no gains (losses) related to such discontinued cash flow hedges.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2023, 2022, and 2021.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.

Derivatives for Other than Hedging Purposes

The Company enters into credit default swaps used in RSATs for other than hedging purposes under SSAP 86.

23

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

The Company did not hold derivatives for other than hedging purposes at December 31, 2023 or 2022.

The Company had no net realized gains (losses) on the derivatives for other than hedging purposes, for the years ended December 31, 2023, 2022, and 2021.

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company's financial instruments (derivatives that are designated as effective hedging instruments and derivatives used in replications) with off-balance sheet credit risk at December 31, (in millions):

	Asset
	2023	2022
Foreign currency swaps	$18	$28

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC- bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by clearing brokers or central clearing counterparties to such derivatives.

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/ adjusted carrying value for the Company's highly effective hedges and derivatives used in replications at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company's off-balance sheet credit exposure. The off-balance sheet credit exposure of the Company's swaps was less than $1 million and $1 million at December 31, 2023 and 2022, respectively.

The estimated fair value of collateral consisting of various securities received by the Company on its OTC-bilateral derivatives as variation margin was $0 and $1 million at December 31, 2023 and 2022, respectively.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The Company did not pledge any collateral in connection with its OTC derivatives at December 31, 2023 and 2022.

The table below summarizes the collateral received by the Company in connection with its OTC derivatives as of December 31, (in millions):

	Cash (1)		Securities (2)		Total
	2023	2022	2023	2022	2023	2022
Variation Margin:
OTC-bilateral	$11	$12	$—	$1	$11	$13

(1)  Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in aggregate write-ins for liabilities as cash collateral received on derivatives.

(2)  Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

24

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company or the counterparty. In addition, the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, were as follows (in millions):

	2023	2022	2021
Bonds	$35	$36	$38
Mortgage loans	2	2	3
Cash, cash equivalents and short-term investments	4	1	—
Contract loans	22	22	23
Derivatives	1	1	1
Other	—	2	2
Gross investment income	64	64	67
Less: investment expenses	3	2	2
Net investment income, before IMR amortization	61	62	65
IMR amortization	1	1	—
Net investment income	$62	$63	$65

Net Realized Capital Gains (Losses), Net of Federal Income Tax and Interest Maintenance Reserve Transfer

Net realized capital gains (losses) on investments and derivatives for the years ended December 31, were as follows (in millions):

	2023	2022	2021
Bonds	$(11)	$(5)	$(2)
Mortgage loans	—	—	1
Derivatives	1	—	3
Net realized capital gains (losses), before Federal income tax	(10)	(5)	2
Less: Federal income tax expense (benefit)	(2)	—	—
Net realized capital gains (losses), before IMR transfer	(8)	(5)	2
IMR transfer, net of Federal income tax expense (benefit) of $2 million, $1 million, and less than $1 million, respectively	(9)	(4)	—
Net realized capital gains (losses), net of Federal income tax and IMR transfer	$1	$(1)	$2

25

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds

Proceeds from sales or disposals of bonds, the related gross realized capital gains (losses) on bonds, which are generally determined on a specific identification basis, and the related foreign exchange capital gains (losses) on bonds were as follows for the years ended December 31, (in millions):

	2023	2022	2021
Proceeds from sales and disposals	$94	$89	$159
Gross realized capital gains on sales	$—	$—	$1
Gross realized capital losses on sales	$(11)	$(4)	$(1)
Foreign exchange capital losses on sales	$—	$—	$(2)
OTTI losses — bonds	$—	$(1)	$—

Prepayment Penalty and Acceleration Fees

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature. The number of securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee were as follows for the years ended December 31, (in millions, except number of securities):

	2023	2022	2021
Number of CUSIPs	—	7	18
Aggregate Amount of Investment Income (1)	$—	$—	$1

(1)  Aggregate Amount of Investment Income for the year ended December 31, 2023 and December 31, 2022 was $0 and less than $1 million, respectively.

Interest Income Due and Accrued

The gross, nonadmitted amounts for interest income due and accrued as of December 31, 2023 were as follows (in millions):

Interest Income Due and Accrued:

1 Gross	$17
2 Nonadmitted	—
3 Admitted	$17

As of December 31, 2023, the Company had aggregate deferred interest of $0.

As of December 31, 2023, the Company had cumulative amounts of paid-in-kind ("PIK") interest included in the current principal balance of $0.

Note 4 — Related Party Information

Service Agreements

The Company is a party to service agreements with its affiliates, including, but not limited to, Brighthouse Services, LLC ("Brighthouse Services"), that provide for a broad range of services to be rendered and facilities and equipment to be provided. Services, facilities and equipment are requested by the recipient as deemed necessary for its operations. These agreements involve cost allocation arrangements, under which the recipient pays the provider for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services, facilities and equipment provided. There are also a number of other service arrangements with affiliates pursuant to which the provider, at the request of the recipient, renders specified services for a stated fee. Income and expenses under these agreements are reflected in other income (loss) and insurance expenses and taxes (other than Federal income and capital gains taxes), respectively, on the Statutory Statements of Operations and Changes in Capital and Surplus.

26

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Reinsurance Agreements

The Company has reinsurance agreements with Brighthouse Life Insurance Company ("Brighthouse Insurance") and Brighthouse Reinsurance Company of Delaware ("BRCD"), both of which are related parties.

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2023	2022	2021
Premiums and annuity considerations	$(11)	$(12)	$(14)
Reserve adjustments on reinsurance ceded	$(301)	$(317)	$(581)
Benefits payments	$(341)	$(329)	$(572)
Changes to reserves, deposit funds and other policy liabilities	$(170)	$(130)	$67

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2023	2022
Reserves for life and health insurance, annuities and deposit-type contracts	$(676)	$(505)
Funds held under reinsurance treaties	$27	$29

The Company ceded a block of business to BRCD, on a 90% coinsurance with funds withheld basis. This agreement covers certain term policies issued by the Company in 2007 and 2008. Ceded aggregate reserves related to this business were $55 million and $59 million at December 31, 2023 and 2022, respectively; the Company recorded a funds withheld liability of $27 million and $29 million at December 31, 2023 and 2022, respectively; ceded premiums related to this business were $1 million, $2 million, less than a million for the years ended December 31, 2023, 2022, and 2021, respectively and pre- tax income (loss) was ($4) million for the year ended December 31, 2023, and ($3) million for both years ended December 31, 2022 and 2021.

The Company ceded certain variable annuities, including guaranteed minimum benefits, to Brighthouse Insurance. Financial impacts recorded by the Company for this business were aggregate ceded reserves of $413 million and $303 million at December 31, 2023 and 2022, respectively; ceded premiums of $2 million, $6 million, and $5 million for the years ended December 31, 2023, 2022, and 2021, respectively; ceded reserve adjustments on reinsurance of $301 million, $317 million, and $581 million for the years ended December 31, 2023, 2022, and 2021, respectively; and ceded benefits of $318 million, $314 million, and $564 million for the years ended December 31, 2023, 2022, and 2021, respectively.

The Company ceded 100% of its share of the liabilities for certain guaranteed benefits riders to Brighthouse Insurance. The Company's aggregate ceded reserves related to this business were $208 million and $142 million at December 31, 2023 and 2022, respectively; and ceded premiums were $7 million, $7 million, and $8 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Investments

The Company did not report any investments in an insurance subsidiary, controlled and affiliated ("SCA"), for which the statutory capital and surplus reflects a departure from the NAIC statutory accounting practices and procedures during the year ended December 31, 2023.

Other

The Company has entered into a Limited Liability Company Agreement (the "Agreement") with Brighthouse Investments Advisers, LLC and several other affiliates that are also members of Brighthouse Advisers. Among other things, the Agreement sets forth provisions for the allocation of income and losses to the members of Brighthouse Advisers, including the Company.

The Company has receivables and payables with affiliates for services necessary to conduct its business. Amounts admitted are expected to be settled within 90 days. Receivables from affiliates, included in other assets, totaled $3 million at both December 31, 2023 and 2022. Payables to affiliates, included in other liabilities, totaled $3 million and $22 million at December 31, 2023 and 2022, respectively.

27

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Note 5 — Premium and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31, were as follows (in millions):

	2023		2022
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$11	$8	$8	$5

Note 6 — Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term life policies to BRCD. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

For its individual annuity business, the Company reinsures to Brighthouse Insurance, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with certain variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, and funds withheld accounts. No single unrelated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance agreement. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2023	2022	2021
Premiums and annuity considerations	$(49)	$(49)	$(67)
Reserve adjustments on reinsurance ceded	$(301)	$(317)	$(581)
Benefits payments	$(380)	$(388)	$(634)
Changes to reserves, deposit funds and other policy liabilities	$(143)	$(106)	$121

Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2023	2022
Reserves for life and health insurance, annuities and deposit-type contracts:	$(936)	$(807)
Funds held under reinsurance treaties:	$65	$69

The Company has ceded reinsurance to related and unrelated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. The unauthorized companies provide collateral to the Company to support the ceded liabilities. The collateral provided includes trust agreements

28

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

and funds held under reinsurance treaties. There was no unauthorized liability balance for the Company at both December 31, 2023, and 2022. Assets held in trust for reinsurance agreements totaled $37 million and $35 million at December 31, 2023, and 2022, respectively. Funds held under reinsurance treaties totaled $27 million and $29 million at December 31, 2023, and 2022, respectively.

Deferred Gains on Reinsurance Agreements

The Company has entered into reinsurance agreements to cede in-force business to reinsurers. These agreements may result in deferred gains on reinsurance, net of income tax, which is recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31, (in millions):

	2023	2022
Balance at beginning of year	$74	$77
Amortization of deferred gains on affiliated reinsurance (1)	(3)	(3)
Balance at end of year	$71	$74

(1)  See Note 4 — Related Party Information — "Reinsurance Agreements" for additional information.

Note 7 — Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Reserves amounting to less than $1 million at both December 31, 2023 and 2022, are held for surrender values in excess of the legally computed reserves.

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

At December 31, 2023 and 2022, the Company had $65 million and $59 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division. Direct reserves to cover the above insurance totaled less than $1 million at both December 31, 2023 and 2022, respectively.

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and General Account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

29

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

The details for other changes at December 31, 2023 are as follows (in millions):

		Ordinary
Item	Total	Life Insurance	Individual Annuities
AG43 standard scenario excess	$—	$—	$—
Increase in Miscellaneous Annuity Reserves	266	—	266
Increase in VM-21 Stochastic Reserve	(79)	—	(79)
For excess of valuation net premiums over corresponding gross premiums	—	—	—
For surrender values in excess otherwise required and carried in this schedule	—	—	—
Guaranteed minimum death benefits	(2)	(2)	—
Reinsurance ceded	(187)	—	(187)
Total	$(2)	$(2)	$—

Note 8 — Participating Business

Direct premiums on participating policies in the amount of $10 million, $11 million, and $13 million represented approximately 8%, 8%, and 8% of the Company's direct premiums for the years ended December 31, 2023, 2022, and 2021, respectively.

The amount of incurred policyholder dividends in 2023, 2022, and 2021 as reported in dividends to policyholders, was $3 million, $2 million, and $4 million, respectively. This is equal to the sum of the dividends paid during the year, the change in the amount of dividends due and unpaid, and the change in provision for dividends payable in the following year.

Note 9 — Accident and Health ("A&H") Policy and Claim Liabilities

A&H claim reserves represent the estimated value of the future payments for benefits (losses) and loss adjustment expenses for all incurred claims, whether reported or not. Where applicable, the reserves are adjusted for contingencies and discounted with interest.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

Claim reserves for individual disability policies are discounted using either the 1964 Commissioners Disability Table or 1985 Commissioners Individual Disability Table A at interest rates ranging from 3.0% to 6.0%, depending on the year of disablement.

Claim reserves for products with short-term liabilities (i.e., dental, short-term disability, accidental death and dismemberment and similar products) are set using current claim completion factors, loss ratio factors and include a provision for uncertainty.

All claim reserves include an expense load to cover future loss adjustment expenses.

30

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Activity for the years ended December 31, in the liability for unpaid accident and health and disability policy and contract claims, included in reserves for life and health insurance and annuities and other policy liabilities, is summarized as follows (in millions):

	2023	2022
Balance at January 1	$4	$4
Incurred related to:
Current year	1	1
Prior years	—	—
Total incurred	1	1
Paid related to:
Current year	—	—
Prior years	(1)	(1)
Total paid	(1)	(1)
Balance at December 31	$4	$4

As a result of changes in estimates of insured events in prior years, the provision for claims decreased by less than $1 million in both 2023 and 2022. The changes in 2023 and 2022, respectively, were generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Note 10 — Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuities

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts and other liabilities without life or disability contingencies at December 31, were as follows (dollars in millions):

Individual Annuities:	2023
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$2	$—	$2	0.1%
At fair value	—	2,900	2,900	90.8
Total with market value adjustment or at fair value	2	2,900	2,902	90.9
At book value without adjustment	194	—	194	6.1
Not subject to discretionary withdrawal:	78	17	95	3.0
Total (gross)	274	2,917	3,191	100.0%
Reinsurance ceded	(151)	—	(151)
Total (net)	$123	$2,917	$3,040
31

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

	2022
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$3	$—	$3	0.1%
At fair value	—	2,802	2,802	89.5
Total with market value adjustment or at fair value	3	2,802	2,805	89.6
At book value without adjustment	240	—	240	7.7
Not subject to discretionary withdrawal:	70	14	84	2.7
Total (gross)	313	2,816	3,129	100.0%
Reinsurance ceded	(162)	—	(162)
Total (net)	$151	$2,816	$2,967

Withdrawal characteristics of group annuity actuarial reserves at both December 31, 2023 and 2022 were less than $1 million.

Deposit-Type Contracts:	2023
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	100	—	100	90.0
Not subject to discretionary withdrawal:	9	1	10	10.0
Total (gross)	109	1	110	100.0%
Reinsurance ceded	(99)	—	(99)
Total (net)	$10	$1	$11

32

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

	2022
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	124	—	124	98.7
Not subject to discretionary withdrawal:	—	2	2	1.3
Total (gross)	124	2	126	100.0%
Reinsurance ceded	(113)	—	(113)
Total (net)	$11	$2	$13

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows (in millions):

	2023	2022
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$84	$101
Supplementary contracts with life contingencies	39	50
Deposit-type contracts	10	11
Subtotal	133	162
Separate Account:
Annuities (excluding supplementary contracts)	2,900	2,803
Supplementary contracts with life contingencies	17	13
Other contract deposit funds	1	2
Total	$3,051	$2,980

33

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Life

Withdrawal characteristics of life actuarial reserves were as follows at December 31, were as follows (dollars in millions):

	2023
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	18	19	19	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	226	226	245	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	552	552	595	3,658	3,647	3,658
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	195	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	2	XXX	XXX	—
Disability — disabled lives	XXX	XXX	5	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	39	XXX	XXX	—
Total (gross: direct + assumed)	796	797	1,100	3,658	3,647	3,658
Reinsurance ceded	—	—	197	—	—	—
Total (Net)	$796	$797	$903	$3,658	$3,647	$3,658
	2022
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	19	20	20	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	178	178	251	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	539	539	581	3,261	3,251	3,261
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	233	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	2	XXX	XXX	—
Disability — disabled lives	XXX	XXX	5	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	41	XXX	XXX	—
Total (gross: direct + assumed)	736	737	1,133	3,261	3,251	3,261
Reinsurance ceded	—	—	227	—	—	—
Total (Net)	$736	$737	$906	$3,261	$3,251	$3,261

34

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Life actuarial reserves at December 31, were as follows (in millions):

	2023	2022
General Account:
Life insurance	$857	$858
Accidental death benefits	—	—
Active lives	2	2
Disability — disabled lives	5	5
Miscellaneous reserves	39	41
Subtotal	903	906
Separate Account:
Life insurance	3,658	3,261
Accident and health contracts	—	—
Miscellaneous reserves	—	—
Total	$4,561	$4,167

Note 11 — Separate Accounts

The Company utilizes Separate Accounts to support and record segregated assets and liabilities related to ordinary life insurance, ordinary individual annuity and supplemental contracts, group life insurance and group annuity products. Separate Account assets and liabilities represent segregated funds which are administered for pensions and other clients. At December 31, 2023 and 2022, the Company's Separate Account assets that are legally insulated from the General Account claims were $6,581 million and $6,085 million, respectively. The assets consist of common stocks (mutual and hedge funds). The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to certain accounts. The assets of these accounts are carried at estimated fair value.

	Nonguaranteed Separate Accounts (in millions)
	2023	2022	2021
Premiums, considerations or deposits	$85	$93	$99
Reserves at December 31
For accounts with assets at:
Fair value	$6,577	$6,079	$8,229
By withdrawal characteristics:
At fair value	$6,559	$6,064	$8,210
Not subject to discretionary withdrawal	18	15	19
Total reserves	$6,577	$6,079	$8,229

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows (in millions):

	2023	2022	2021
Transfers to Separate Accounts	$85	$93	$99
Transfers from Separate Accounts	(615)	(622)	(937)
Net transfers to (from) Separate Accounts	(530)	(529)	(838)
Reconciling difference	—	—	—
Transfers as reported in the statements of operations of the General Account	$(530)	$(529)	$(838)

35

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Note 12 — Federal Income Tax

The Company's Federal income tax return will be consolidated with the following entities:

Brighthouse Financial Inc
Brighthouse Holdings LLC
Brighthouse Securities LLC
Brighthouse Services LLC
Brighthouse Assignment Company
Brighthouse Life Insurance Company
Brighthouse Life Insurance Company of NY
Brighthouse Reinsurance Company of Delaware

Federal income tax expense has been calculated in accordance with the provisions of the Code.

The components of net DTA and DTL consisted of the following, at December 31, (in millions):

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$57	$3	$60	$57	$4	$61
Less: Statutory valuation allowance adjustments	—	—	—	—	—	—
Adjusted gross DTA	57	3	60	57	4	61
Less: DTA nonadmitted	31	3	34	30	4	34
Subtotal net admitted DTA	26	—	26	27	—	27
Less: DTL	8	—	8	9	—	9
Net admitted DTA/(Net DTL)	$18	$—	$18	$18	$—	$18

	Change
	Ordinary	Capital	Total
Gross DTA	$—	$(1)	$(1)
Less: Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTA	—	(1)	(1)
Less: DTA nonadmitted	1	(1)	—
Subtotal net admitted DTA	(1)	—	(1)
Less: DTL	(1)	—	(1)
Net admitted DTA/(Net DTL)	$—	$—	$—

36

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

The amount of each result or component of the calculation for SSAP No. 101 — Income Taxes, ("SSAP 101") at December 31, (in millions):

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	18	—	18	18	—	18
1. Adjusted gross DTA expected to be realized following the balance sheet date	18	—	18	18	—	18
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	18	XXX	XXX	26
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	8	—	8	9	—	9
DTA admitted as the result of application of SSAP 101 total	$26	$—	$26	$27	$—	$27

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	—	—	—
1. Adjusted gross DTA expected to be realized following the balance sheet date	—	—	—
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	(8)
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	(1)	—	(1)
DTA admitted as the result of application of SSAP 101 total	$(1)	$—	$(1)

37

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

	December 31, 2023	December 31, 2022
RBC percentage used to determine recovery period and threshold limitation amount	1077%	1411%
Amount of total adjusted capital used to determine recovery period and threshold limitation	$135	$188

Management believes the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company's tax planning strategies do not include the use of reinsurance.

All DTL were recognized as of December 31, 2023 and 2022.

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components (in millions):

	2023	2022	2021
1. Current Income Tax
(a) Federal	$7	$4	$2
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	7	4	2
(d) Federal income tax on net capital gains	(2)	—	—
(e) Utilization of capital loss carry-forwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$5	$4	$2

38

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

The changes in the main components of deferred income tax amounts were as follows (in millions):

	2023	2022	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	8	10	(2)
(4) Investments	—	—	—
(5) Deferred acquisition costs	1	1	—
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	29	29	—
(9) Pension accrual	—	—	—
(10) Receivables — nonadmitted	—	—	—
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforwards	2	—	2
(13) Other	17	17	—
(99) Subtotal (sum of 2a1 through 2a13)	57	57	—
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	31	30	1
(d) Admitted ordinary DTA (2a99-2b-2c)	26	27	(1)
(e) Capital:
(1) Investments	3	4	(1)
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	3	4	(1)
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	3	4	(1)
(h) Admitted capital DTA (2e99-2f-2g)	—	—	—
(i) Admitted DTA (2d+2h)	$26	$27	$(1)
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$2	$3	$(1)
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premiums	2	1	1
(4) Policyholder reserves	3	4	(1)
(5) Other	1	1	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	8	9	(1)
(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$8	$9	$(1)
4. Net deferred tax assets/liabilities (2i-3c)	$18	$18	$—
Change in nonadmitted DTA			1
Tax effect of unrealized gains (losses)			—
Additional minimum pension liability			—
Change in net DTA			$1

39

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

	2022	2021	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	10	5	5
(4) Investments	—	1	(1)
(5) Deferred acquisition costs	1	—	1
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	29	35	(6)
(9) Pension accrual	—	—	—
(10) Receivables — nonadmitted	—	—	—
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforwards	—	1	(1)
(13) Other	17	18	(1)
(99) Subtotal (sum of 2a1 through 2a13)	57	60	(3)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	30	40	(10)
(d) Admitted ordinary DTA (2a99-2b-2c)	27	20	7
(e) Capital:
(1) Investments	4	2	2
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	4	2	2
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	4	1	3
(h) Admitted capital DTA (2e99-2f-2g)	—	1	(1)
(i) Admitted DTA (2d+2h)	$27	$21	$6
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$3	$—	$3
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premiums	1	2	(1)
(4) Policyholder reserves	4	—	4
(5) Other	1	—	1
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	9	2	7
(b) Capital:
(1) Investments	—	1	(1)
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	1	(1)
(c) Deferred tax liabilities (3a99+3b99)	$9	$3	$6
4. Net deferred tax assets/liabilities (2i-3c)	$18	$18	$—
Change in nonadmitted DTA			(7)
Tax effect of unrealized gains (losses)			—
Additional minimum pension liability			1
Change in net DTA			$(6)

40

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

The Company had no net operating loss carryforwards or capital loss carryforwards at December 31, 2023.

The Company had tax credit carryforwards of the following at December 31, 2023 (in millions):

Year of Expiration	Tax Credit Carryforwards
2033	$2
$2

The Company did not have Federal income taxes available at December 31, 2023 for recoupment in the event of future net losses.

The Company had no deposits at December 31, 2023 under Section 6603 of the Code.

The provision for Federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gain (loss) from operations after dividends to policyholders and before Federal income tax. The significant items causing the difference for the year ended December 31 were as follows (in millions):

	2023	2022	2021
Gain (loss) from operations after dividends to policyholders and before Federal income tax @ 21%	$10	$19	$8
Net realized capital gains (losses) @ 21%	(2)	(1)	—
Tax effect of:
Uncertain Tax Positions	—	(2)	—
Prior years adjustments and accruals	—	(1)	2
Change in nonadmitted assets	(1)	1	—
Tax credits	(1)	(2)	(1)
Separate Account dividend received deduction	(3)	(4)	(3)
Total statutory income taxes (benefit)	$3	$10	$6
Federal and foreign income taxes incurred (benefit) including tax on realized capital gains (losses)	$4	$4	$3
Change in net DTA	(1)	6	3
Total statutory income taxes (benefit)	$3	$10	$6

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. Federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audit for the years 2017 and forward is not expected to have a material impact on the Company's statutory financial statements.

At December 31, 2023 and 2022, the Company had a liability for unrecognized tax benefits, computed in accordance with SSAP No. 5R, Liabilities, Contingencies, and Impairments of Assets ("SSAP 5R"), of $6 million and $6 million, respectively. A reconciliation of the amount recorded for unrecognized tax benefits is as follows (in millions):

	2023	2022
Balance at beginning of year	$6	$1
Net change for tax positions of current year	—	—
Net change for tax positions of prior years	—	6
Settlements with tax authorities	—	—
Lapses of statutes of limitations	—	(1)
Balance at end of year	$6	$6

41

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements.

The Company recorded less than $1 million of interest expense (benefit) (net of Federal tax benefit(cost)) in Federal and foreign income taxes incurred, related to unrecognized tax benefits for the years ended December 31, 2023, and 2022, and 2021, respectively. The Company had less than $1 million accrued for the payment of interest at December 31, 2023 and 2022, respectively.

As of December 31, 2023, the Company is a nonapplicable reporting entity for Corporate Alternative Minimum Tax ("CAMT") purposes.

Note 13 — Capital and Surplus

The portion of unassigned surplus (deficit) reduced by each item below at December 31, was as follows (in millions):

	2023	2022	2021
Unrealized capital gains (losses)	$(10)	$(9)	$(8)
Nonadmitted asset values	$(43)	$(38)	$(50)
Asset valuation reserve	$(11)	$(12)	$(13)

Dividend Restrictions

Under Massachusetts State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. The Company will be permitted to pay a dividend to its parent in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned surplus (deficit) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. Based on amounts at December 31, 2023, the Company is permitted to pay its parent a stockholder dividend in 2024 of $40 million without required prior approval of the Commissioner.

The Company paid an ordinary cash dividend of $84 million to its parent, Brighthouse Holdings, LLC, on December 22, 2023. The Company paid an ordinary cash dividend of $38 million to its parent, Brighthouse Holdings LLC, on December 15, 2022. The Company paid an ordinary cash dividend of $44 million to its parent, Brighthouse Holdings, LLC, on November 15, 2021. The Company did not receive any capital contributions in 2023, 2022, or 2021.

42

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Note 14 — Employee Benefit Plans

Pension Plans and Other Unfunded Benefit Plans

The Company is the sponsor of a funded qualified defined benefit pension plan, an unfunded nonqualified defined benefit pension, and postretirement and other unfunded benefit plans. The Company sponsored pension and other unfunded benefit plans were amended to cease benefit accruals and are closed to new entrants. The Company accounts for the qualified defined benefit plan as a single employer plan and does not participate in any multiemployer, consolidated or holding company plans. At December 31, a summary of assets, obligations and assumptions of the pension benefit plans and the postretirement plan are as follows (in millions):

Change in Pension Benefit Obligation

	Overfunded		Underfunded
	2023	2022	2023	2022
Benefit obligation at beginning of year	$127	$174	$58	$75
Service cost and expenses	—	—	—	—
Interest cost	7	5	3	2
Actuarial (gains) losses	4	(43)	2	(14)
Benefits paid	(9)	(9)	(5)	(5)
Business combinations, divestitures, curtailments, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$129	$127	$58	$58

Change in Postretirement Benefit Obligation

	Underfunded
	2023	2022
Benefit obligation at beginning of year	$24	$29
Interest cost	1	1
Contribution by plan participants	1	2
Actuarial (gains) losses	3	—
Benefits paid	(4)	(8)
Benefit obligation at end of year	$25	$24

At December 31, 2023, the post-tax surplus impact was an increase of $1 million for other postretirement benefit plans. At December 31, 2022, the post-tax surplus impact was an increase of $1 million for other postretirement benefit plans.

Change in Compensated Absence Benefit & Postemployment Obligations

The Company did not have any special or contractual benefits per SSAP No. 11, Compensated Absences and did not have any material postemployment benefits during 2023 and 2022.

Change in Plan Assets

	Pension Benefits		Postretirement Benefits
	2023	2022	2023	2022
Fair value of plan assets at beginning of year	$131	$183	$—	$—
Actual return on plan assets	12	(43)	—	—
Reporting entity contribution	5	5	3	6
Plan participants' contributions	—	—	1	2
Benefits paid	(14)	(14)	(4)	(8)
Fair value of plan assets at end of year	$134	$131	$—	$—

43

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Reconciliation of Funded Status

	Pension Benefits		Postretirement Benefits
	2023	2022	2023	2022
a. Components
1. Prepaid benefit costs	$(31)	$(31)	$—	$—
2. Overfunded plan assets	$5	$3	$—	$—
3. Accrued benefit costs	$52	$54	$16	$17
4. Liability for pension benefits	$(58)	$(58)	$(25)	$(24)
b. Assets and Liabilities recognized
1. Assets (nonadmitted)	$5	$3	$—	$—
2. Total liabilities recognized	$(58)	$(58)	$(25)	$(24)
c. Unrecognized liabilities	$—	$—	$—	$—

The accumulated benefit obligation for all defined benefit pension plans was $187 million and $185 million at December 31, 2023 and 2022, respectively.

The components of net periodic benefit cost for the years ended December 31, were as follows (in millions):

	Pension Benefits			Postretirement Benefits
	2023	2022	2021	2023	2022	2021
Service cost and expenses	$—	$—	$—	$—	$—	$—
Interest cost	10	7	7	1	1	1
Expected return on plan assets	(8)	(9)	(9)	—	—	—
Gains and losses	1	1	1	1	—	—
Prior service cost or (credit)	—	—	—	—	—	—
(Gain) or loss recognized due to a settlement or curtailment	—	—	—	—	—	—
Total net periodic benefit cost	$3	$(1)	$(1)	$2	$1	$1

The amounts in unassigned surplus (deficit) recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2023	2022	2021	2023	2022	2021
Items not yet recognized as a component of net periodic cost — prior year	$32	$38	$36	$7	$7	$7
Net prior service cost or (credit) arising during the period	—	—	—	—	—	—
Net prior service cost or (credit) recognized	—	—	—	—	—	—
Net (gain) and loss arising during the period	1	(5)	3	3	—	—
Net (gain) and loss recognized	(1)	(1)	(1)	(1)	—	—
Transition surplus recognized	—	—	—	—	—	—
Change due to special event — curtailment	—	—	—	—	—	—
Items not yet recognized as a component of net periodic cost — current year	$32	$32	$38	$9	$7	$7

The amounts in unassigned surplus (deficit) that have not yet been recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2023	2022	2021	2023	2022	2021
Net prior service cost or (credit)	$—	$—	$—	$—	$—	$—
Net recognized (gains) and losses	$32	$32	$38	$9	$7	$8

44

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Assumptions

Assumptions used in determining the aggregate projected benefit obligation for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2023	2022	2021
Weighted-average discount rate — pension	5.15%	5.40%	2.85%
Weighted-average discount rate — postretirement	5.15%	5.40%	2.85%

Assumptions used in determining the net periodic benefit cost for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2023	2022	2021
Weighted-average discount rate — pension & postretirement	5.40%	2.85%	2.60%
Expected long-term rate of return on plan assets	5.95%	4.85%	4.95%

The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate pension benefit obligation when due.

The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

Plan Assets

The assets of the qualified defined benefit pension plan (the "Invested Plan") are invested in general and separate accounts of MetLife Insurance Company ("MLIC") and managed by MetLife Investment Advisors, LLC in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maintaining an adequate funded status under reasonable and appropriate risk controls; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) ensuring that asset benchmarks, mandates and targets are appropriate relative to the implicit risk / return characteristics of the liability; and (iv) targeting rates of return in excess of a custom benchmark over a complete market cycle, generally three to five years. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of managing the Invested Plan's investments. Investment consultants may be used periodically to evaluate the investment risk of the plan's invested assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class for the Invested Plan:

	2023	2022	Target Allocation
Fixed maturities	84%	84%	85%
Equity securities	15	15	15%
Cash or cash equivalents	1	1	—%
Total	100%	100%

Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions. The above allocations represent actual and targeted investment strategies reflecting the aggregation of underlying assets invested in pooled separate accounts as well as those supported by general account assets

45

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

backing a group annuity contract issued by MetLife. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

The defined benefit pension plan assets are measured at estimated fair value on a recurring basis. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows (in millions):

	Fair Value Measurements of Plan Assets at December 31, 2023
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$131	$—	$131
Interest in insurance company General Accounts	—	3	—	3
Total plan assets	$—	$134	$—	$134
	Fair Value Measurements of Plan Assets at December 31, 2022
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$130	$—	$130
Interest in insurance company General Accounts	—	1	—	1
Total plan assets	$—	$131	$—	$131

Expected Future Contributions and Benefit Payments

It is the Company's practice to make contributions to the qualified defined benefit pension plan to comply with minimum funding requirements of Employee Retirement Income Security Act, the Pension Protection Act of 2006, federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") and the applicable rules and regulations. In accordance with such practice, no contributions are required in calendar year 2023 based on the maximum quarterly requirements. For information of employer contributions, see "Change in Plan Assets."

Benefit payments due under the unfunded pension and postretirement benefit plans are primarily funded from the Company's general assets as they become due under the provision of the plans. As a result, benefit payments equal employer and participant contributions for these plans. For 2023, the Company contributions were $9 million with $9 million expected for 2024. All benefit payments for unfunded pension and postretirement benefit plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

Gross benefit payments for the next 10 years are expected to be as follows (in millions):

Year	Pension and Other Benefits
2024	$17
2025	$17
2026	$17
2027	$17
2028	$17
2029 through 2033	$77

Defined Contribution Plans

The Company sponsors a frozen qualified money purchase pension plan for former agents of the Company. The Company made no contributions to that plan in 2023, 2022, or 2021. The Company also sponsors a number of frozen nonqualified deferred compensation plans. The Company incurred expenses for these plans totaling $7 million for the year ended December 31, 2023, credit expense of ($5) million for the year ended December 31, 2022, and credit expense of $8 million for the year ended December 31, 2021. All benefit payments for unfunded deferred compensation plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

46

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Note 15 — Other Commitments and Contingencies

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

As of December 31, 2023, the Company had less than $1 million asset for the related premium tax offset. As of December 31, 2022, the Company had a less than $1 million liability for retrospective premium-based guaranty fund assessments and a less than $1 million asset for the related premium tax offset. The periods over which the guaranty fund assessments are expected to be paid and the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance of estimated premium tax offsets of new insolvencies accrued during 2023 and revised estimated premium tax offsets for accrued liabilities was less than $1 million during the year ended December 31, 2023.

The Company did not receive refunds of assessments for the years ended December 31, 2023, 2022, or 2021. Assessments levied against the Company were less than $1 million for the years ended December 31, 2023, 2022, and 2021, respectively.

It is possible that a large catastrophic event could render such guaranty funds inadequate and the Company may be called upon to contribute additional amounts, which may have a material impact on its financial condition or results of operations in a particular period. The Company has established liabilities for guaranty fund assessments which it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings, but additional liabilities may be necessary.

Litigation

Sales Practice Claims and Regulatory Matters. Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, or other products. The Company vigorously defends against the claims in these matters.

Summary. Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor or taxpayer. The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and Federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in any particular period.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

47

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under private corporate bond investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million and $1 million at December 31, 2023 and 2022, respectively.

Mortgage Loan Commitments

The Company had mortgage loan commitments of $3 million during the year ended December 31, 2023. The Company had no mortgage loan commitments as of December 31, 2022.

Financial Guarantees

At December 31, 2023, the Company was obligor under the following guarantees and indemnities (in millions):

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

The Company is obligated to indemnify Great West Life and Annuity Insurance Company for losses arising out of breaches of representations and covenants by the Company under an Asset Purchase Agreement and certain ancillary agreements.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Less than $1 million for losses arising out of breaches of representation; there is no cap on losses arising out of breaches of covenants.	The Company has made no payments on the guarantee since inception.
The Company is obligated to indemnify the proprietary mutual fund, offered by the Separate Accounts, and the fund's directors and officers as provided in certain Participation Agreements.	Intercompany and related party guarantees that are considered "unlimited" and as such are excluded from recognition.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

48

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

The Company has provided certain indemnities, guarantees and/or commitments to affiliates and third parties in the ordinary course of its business. In the context of acquisitions, dispositions, investments and other transactions, the Company has provided indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its directors and officers as provided in its charters and by-laws.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
Total (1)	$—		$—

(1)  Total maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee was less than $1 million.

At December 31, 2023, the Company's aggregate compilation of guarantee obligations was less than $1 million.

49

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2023, 2022, and 2021

Note 16 — Retained Assets

The Company's retained asset account, known as the Total Control Account ("TCA"), is a settlement option or method of payment that may be used for amounts due under life insurance, critical illness insurance and annuity contracts. The TCA Customer Agreement provided to each accountholder is a contract that is supplementary to the insurance or annuity contract. TCAs are reported in the Annual Statement as amounts on deposit for ordinary supplementary contracts not involving life contingencies.

Each TCA has a guaranteed minimum annual effective interest rate. Guaranteed minimum interest rates for TCAs that remained open during calendar year 2023 were 3.0%, 1.5% or 0.5% depending on the age and origin of the account. In addition to the guaranteed minimum interest rate, the Company also agrees in the TCA Customer Agreement to credit interest at rates that will always be the greater of the guaranteed rate or the rate established by one of two market indices. During calendar year 2023, all TCAs received interest of at least the account's guaranteed minimum annual effective interest rate.

The Company's TCA business is 100% reinsured with MLIC.

The Company's TCA in force, categorized by age, at December 31, were as follows (in millions, except number of asset accounts):

	2023		2022
	Number	Balance	Number	Balance
Up and including 12 Months	—	$—	—	$—
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	—	—
49 to 60 Months	—	—	—	—
Over 60 Months	805	99	895	113
Total	805	$99	895	$113

A reconciliation of the Company's TCA for the year ended December 31, 2023 was as follows (in millions, except number of asset accounts):

	Individual
	Number	Balance/Amount
Beginning of year	895	$113
Accounts issued/added	—	—
Investment earnings credited	N/A	3
Fees and other charges assessed (1)	N/A	—
Transferred to state unclaimed property funds	—	—
Closed/withdrawn	90	17
End of year	805	$99

(1)  Fees and other charges assessed may also include other account adjustments.

Note 17 — Subsequent Events

The Company has evaluated events subsequent to December 31, 2023 through April 10, 2024, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

50

New England Life Insurance Company

Table of Contents to Statutory Supplemental Schedules

Description	Page
SCHEDULE 1
Statutory Selected Financial Data As of and for the Year Ended December 31, 2023	52
SCHEDULE 2
Supplemental Investment Risks Interrogatories As of and for the Year Ended December 31, 2023	55
SCHEDULE 3
Statutory Summary Investment Schedule As of and for the Year Ended December 31, 2023	59
SCHEDULE 4
Reinsurance Contracts With Risk-Limiting Features As of and for the Year Ended December 31, 2023	61

51

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data
As of and for the Year Ended December 31, 2023

Investment Income Earned
U.S. government bonds	$3,642,206
Other bonds (unaffiliated)	31,097,191
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	1,731,941
Real estate	—
Contract loans	21,943,226
Cash, cash equivalents and short-term investments	3,792,324
Derivatives	642,177
Other invested assets	1,374,143
Aggregate write-ins for investment income	1,699
Gross investment income	$64,224,907
Real Estate Owned — Book Value Less Encumbrances	$—
Mortgage Loans — Book Value
Agricultural mortgages	$29,600,696
Residential mortgages	—
Commercial mortgages	3,903,450
Total mortgage loans	$33,504,146
Mortgage Loans by Standing — Book Value
Good standing	$33,504,146
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—
Other Long Term Invested Assets — Statement Value	$14,959,875
Bonds and Stocks of Parents, Subsidiaries and Affiliates — Book Value:
Bonds	$—
Preferred Stocks	$—
Common Stocks	$—
Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity — Statement Value
Due within one year or less	$47,783,629
Over 1 year through 5 years	274,070,730
Over 5 years through 10 years	198,577,209
Over 10 years through 20 years	73,006,484
Over 20 years	298,183,989
No maturity date	—
Total by Maturity	$891,622,041

52

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2023

Bond by Class — Statement Value
Class 1	$545,800,960
Class 2	299,539,840
Class 3	33,831,054
Class 4	9,590,071
Class 5	2,860,116
Class 6	—
Total by Class	$891,622,041
Total Bonds Publicly Traded	$665,307,150
Total Bonds Privately Placed	$226,314,891
Preferred Stocks — Book/Adjusted Carrying Value	$—
Common Stocks — Fair Value	$—
Short Term Investments — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Owned — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Written and In-force — Book/Adjusted Carrying Value	$—
Collar, Swap and Forward Agreements Open — Book/Adjusted Carrying Value	$11,292,468
Futures Contracts Open — Book/Adjusted Carrying Value	$—
Cash on Deposit	$50,240,102
Life Insurance In-Force (000's)
Industrial	$—
Ordinary	$16,422,393
Credit Life	$—
Group Life	$28,484
Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000's)	$52,640
Life Insurance Policies with Disability Provisions In-Force (000's)
Industrial	$—
Ordinary	$4,730,821
Credit Life	$—
Group Life	$—
Supplementary Contracts In-Force:
Ordinary — Not Involving Life Contingencies
Amount on Deposit	$109,737,498
Income Payable	$2,777,129
Ordinary — Involving Life Contingencies
Income Payable	$10,232,486
Group — Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group — Involving Life Contingencies
Income Payable	$—

53

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2023

Annuities:
Ordinary
Immediate — Amount of Income Payable	$—
Deferred — Fully Paid Account Balance	$—
Deferred — Not Fully Paid Account Balance	$3,100,708,348
Group:
Amount of Income Payable	$45,025
Fully Paid Account Balance	$—
Not Fully Paid Account Balance	$—
Accident and Health Insurance — Premiums In-Force:
Ordinary	$3,716,561
Group	$—
Credit	$—
Deposit Funds and Dividend Accumulations:
Deposit Funds — Account Balance	$—
Dividend Accumulations — Account Balance	$—
Claim Payments For The Year Ended December 31, 2023 (000's):
Group Accident and Health
2023	$—
2022	$—
2021	$—
2020	$—
2019	$—
Prior	$—
Other Accident & Health
2023	$28
2022	$93
2021	$68
2020	$387
2019	$441
Prior	$5,135
Other Coverages that use developmental methods to calculate claim reserves
2023	$—
2022	$—
2021	$—
2020	$—
2019	$—
Prior	$—

54

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories

Supplement for the year 2023 of the New England Life Insurance Company

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the year ended December 31, 2023
(To be filed by April 1)
Of the New England Life Insurance Company
Address (City, State and Zip Code) Charlotte , NC 28277

NAIC Group Code.....4932	NAIC Company Code.....91626	Federal Employer's Identification Number (FEIN).....04-2708937

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement.	$1,488,541,170
2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	FEDERAL NATIONAL MORTGAGE ASSOCIATION	Bonds	$26,084,905	1.8%
2.02	FEDERAL HOME LOAN MORTGAGE CORPORATION	Bonds	$18,858,968	1.3%
2.03	KITE REALTY GROUP TRUST	Bonds	$15,000,000	1.0%
2.04	MASSACHUSETTS CAPITAL RESOURCE CO ..	Social Alternatives	$12,032,047	0.8%
2.05	COTERRA ENERGY INC	Bonds	$11,500,000	0.8%
2.06	LITOR LTD	Bonds	$10,435,142	0.7%
2.07	NASSAU AIRPORT DEVELOPMENT CO	Bonds	$9,982,500	0.7%
2.08	ABP (JERSEY) LTD	Bonds	$9,561,000	0.6%
2.09	Alico Inc.	Agricultural Loans	$8,470,207	0.6%
2.10	CF_19-CF3	Bonds	$8,144,876	0.5%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2
3.01	NAIC 1	$545,800,960	36.7%
3.02	NAIC 2	$299,539,840	20.1%
3.03	NAIC 3	$33,831,054	2.3%
3.04	NAIC 4	$9,590,071	0.6%
3.05	NAIC 5	$2,860,116	0.2%
3.06	NAIC 6	$0	0.0%
	Preferred Stocks	3	4
3.07	NAIC 1	$0	0.0%
3.08	NAIC 2	$0	0.0%
3.09	NAIC 3	$0	0.0%
3.10	NAIC 4	$0	0.0%
3.11	NAIC 5	$0	0.0%
3.12	NAIC 6	$0	0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$75,564,220	5.1%
4.03	Foreign-currency-denominated investments	$38,906,318	2.6%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$65,581,720	4.4%
5.02	Countries designated NAIC-2	$0	0.0%
5.03	Countries designated NAIC-3 or below	$9,982,500	0.7%
55

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
6.01	Country 1: United Kingdom	$41,444,068	2.8%
6.02	Country 2: Netherlands	$7,732,550	0.5%
	Countries designated NAIC-2:
6.03	Country 1:	$0	0.0%
6.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
6.05	Country 1: Bahamas	$9,982,500	0.7%
6.06	Country 2:	$0	0.0%

	1	2
7. Aggregate unhedged foreign currency exposure	$0	0.0%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$0	0.0%
8.02	Countries designated NAIC-2	$0	0.0%
8.03	Countries designated NAIC-3 or below	$0	0.0%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
9.01	Country 1:	$0	0.0%
9.02	Country 2:	$0	0.0%
	Countries designated NAIC-2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	LITOR LTD	1.D	$10,435,142	0.7%
10.02	NASSAU AIRPORT DEVELOPMENT CO	3.C	$9,982,500	0.7%
10.03	ABP (JERSEY) LTD	2.B	$9,561,000	0.6%
10.04	WERELDHAVE NV	2.C	$7,732,550	0.5%
10.05	SHURGARD LUXEMBOURG SARL	2.C	$6,727,319	0.5%
10.06	CANADA (GOVERNMENT OF)	2.C	$6,501,480	0.4%
10.07	BNP PARIBAS SA	1	$6,192,454	0.4%
10.08	SSE PLC	2.A	$4,000,000	0.3%
10.09	JOHN WOOD GROUP PLC	2.C	$2,297,814	0.2%
10.10	BARCLAYS BANK PLC	1	$2,253,033	0.2%

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

56

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.
	1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

  Ten Largest Fund Managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Agricultural Loans	$8,470,207	0.6%
16.03	Agricultural Loans	$7,437,122	0.5%
16.04	Agricultural Loans	$5,174,747	0.3%
16.05	Agricultural Loans	$1,552,588	0.1%
16.06	Agricultural Loans	$1,511,866	0.1%
16.07	Agricultural Loans	$1,462,350	0.1%
16.08	Agricultural Loans	$1,261,053	0.1%
16.09	Commercial Loans	$1,250,093	0.1%
16.10	Commercial Loans	$800,000	0.1%
16.11	Agricultural Loans	$695,176	0.0%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

57

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Residential		Commercial		Agricultural
		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$452,462	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$500,000	0.0%	$0	0.0%
17.05	below 70%	$0	0.0%	$2,950,987	0.2%	$29,600,697	2.0%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description
	1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$617,061	0.0%	$669,482	$653,190	$636,121
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

58

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule

Annual Statement for the year 2023 of the New England Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	97,151,914	6.955	97,151,914	0	97,151,914	6.955
1.02 All other governments	0	0.000	0	0	0	0.000
1.03 U.S. states, territories and possessions, etc. guaranteed	7,955,617	0.570	7,955,617	0	7,955,617	0.570
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	9,183,681	0.657	9,183,681	0	9,183,681	0.657
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	99,719,645	7.139	99,719,645	0	99,719,645	7.139
1.06 Industrial and miscellaneous	670,482,125	47.998	670,482,125	0	670,482,125	47.998
1.07 Hybrid securities	4,825,000	0.345	4,825,000	0	4,825,000	0.345
1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated bank loans	0	0.000	0	0	0	0.000
1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
1.12 Total long-term bonds	889,317,982	63.663	889,317,982	0	889,317,982	63.663
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	0	0.000	0	0	0	0.000
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	0	0.000	0	0	0	0.000
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000	0	0	0	0.000
3.02 Industrial and miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	0	0.000	0	0	0	0.000
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Exchange traded funds	0	0.000	0	0	0	0.000
3.09 Total common stocks	0	0.000	0	0	0	0.000

59

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule — (continued)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	29,600,696	2.119	29,600,697	0	29,600,697	2.119
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	3,903,450	0.279	3,903,449	0	3,903,449	0.279
4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	33,504,146	2.398	33,504,146	0	33,504,146	2.398
5. Real estate (Schedule A):
5.01 Properties occupied by company	0	0.000	0	0	0	0.000
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sale	0	0.000	0	0	0	0.000
5.04 Total real estate	0	0.000	0	0	0	0.000
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	50,240,102	3.597	50,240,102	0	50,240,102	3.597
6.02 Cash equivalents (Schedule E, Part 2)	2,304,059	0.165	2,304,059	0	2,304,059	0.165
6.03 Short-term investments (Schedule DA)	0	0.000	0	0	0	0.000
6.04 Total cash, cash equivalents and short-term investments	52,544,161	3.761	52,544,161	0	52,544,161	3.761
7. Contract loans	393,490,611	28.169	393,490,611	0	393,490,611	28.169
8. Derivatives (Schedule DB)	11,358,597	0.813	11,358,597	0	11,358,597	0.813
9. Other invested assets (Schedule BA)	14,959,875	1.071	14,959,875	0	14,959,875	1.071
10. Receivables for securities	1,649,866	0.118	1,649,866	0	1,649,866	0.118
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	84,635	0.006	84,635	0	84,635	0.006
13. Total invested assets	1,396,909,873	100.000	1,396,909,873	0	1,396,909,873	100.000

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New England Life Insurance Company

SCHEDULE 4

Reinsurance Contracts With Risk-Limiting Features

The Company had no reinsurance contracts entered on or after January 1, 1996, that are subject to Appendix A-791, Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual ("A-791"), that includes risk-limiting features, as described in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance ("SSAP 61R").

The Company had no reinsurance contracts entered on or after January 1, 1996, that are not subject to A-791, for which reinsurance accounting was applied and includes risk-limiting features, as described in SSAP 61R.

The Company had no reinsurance contracts entered into, renewed or amended reinsurance contracts on or after January 1, 1996, that contain features described below which result in delays in payment in form or in fact:

a.  Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

b.  Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The Company did not have any contracts entered into, renewed or amended on or after January 1, 1996, not subject to A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP 61R.

The Company did not cede any risk during the period ended December 31, 2023 which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract entered into, renewed or amended on or after January 1, 1996, and either:

a.  Accounted for that contract as reinsurance under NAIC SAP and as a deposit under GAAP; or

b.  Accounted for that contract as reinsurance under GAAP and as a deposit under NAIC SAP.

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